AMENDED AND RESTATED CUSTODIAN AGREEMENT

     THIS AMENDED AND RESTATED AGREEMENT, dated as of June 25, 2001, between certain open-end management investment companies (each investment company a "Fund") organized under the laws of the State of Delaware and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), on behalf of certain of their series (each series a "Series"), and BROWN BROTHERS HARRIMAN & CO., a limited partnership formed under the laws of the State of New York (BBH&Co. or the Custodian),

                  W I T N E S S E T H:

     WHEREAS, each Fund has employed BBH&Co. to act as the Fund's custodian and to provide related services, all as provided herein;

     WHEREAS, the Securities and Exchange Commission has promulgated amendments to Rule 17f-5 and adopted Rule 17f-7 under the 1940 Act that establish rules regarding the custody of investment company assets held outside the United States; and

     WHEREAS, BBH&Co. is willing to provide services in connection with such Rules in accordance with the terms of this Amended Custodian Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, each Fund and BBH&Co. hereby agree, as follows:

1. APPOINTMENT OF CUSTODIAN. The Fund hereby appoints BBH&Co. as the Fund's custodian, and BBH&Co. hereby accepts such appointment. All Investments of the Fund delivered to the Custodian or its agents or Subcustodians shall be dealt with as provided in this Agreement. The duties of the Custodian with respect to the Fund's Investments shall be set forth expressly in this Agreement and any addenda thereto which duties are generally comprised of safekeeping and various administrative duties that will be performed in accordance with Instructions and as reasonably required to effect Instructions.

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2.   REPRESENTATIONS, WARRANTIES  AND  COVENANTS  OF THE FUND.  The Fund  hereby represents, warrants and covenants each of the following:

          2.1 This Agreement has been, and at the time of delivery of each Instruction such Instruction will have been, duly authorized, executed and delivered by the Fund. This Agreement does not violate any Applicable Law or conflict with or constitute a default under the Fund's prospectus or other organic document, agreement, judgment, order or decree to which the Fund is a party or by which it or its Investments is bound. The Fund is and will be in compliance with all laws and regulations applicable to its operations, investments or activities.

          2.2 By providing an Instruction with respect to the first acquisition of an Investment in a jurisdiction other than the United States of America, the Fund shall be deemed to have confirmed to the Custodian that the Fund has (a) assessed and accepted all material Country or Sovereign Risks and accepted responsibility for their occurrence, (b) made all determinations required to be made by the Fund under the 1940 Act, and (iii) appropriately and adequately disclosed to its shareholders, other investors and all persons who have rights in or to such Investments, all material investment risks, including those relating to the custody and settlement infrastructure or the servicing of securities in such jurisdiction.

          2.3 The Fund shall safeguard and shall solely be responsible for the safekeeping of any testkeys, identification codes, passwords, other security devices or statements of account with which the Custodian provides it. In furtherance and not limitation of the foregoing, in the event the Fund utilizes any on-line service offered by the Custodian, the Fund and the Custodian shall be fully responsible for the security of each party's connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards in respect thereof. Additionally, if the Fund uses any on-line or similar communications service made available by the Custodian, the Fund shall be solely responsible for ensuring the security of its access to the service and for the use of the service, and shall only attempt to access the service and the Custodian's computer systems as directed by the Custodian. If the Custodian provides any computer software to the Fund relating to the services described in this Agreement, the Fund will only use the software for the purposes for which the Custodian provided the software to the Fund, and will abide by the license agreement accompanying the software and any other security policies which the Custodian provides to the Fund.

3. REPRESENTATION AND WARRANTY OF BBH&CO. BBH&Co. hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by BBH&Co. and does not and will not violate any Applicable Law or conflict with or constitute a default under BBH&Co.'s limited partnership agreement or any agreement, instrument, judgment, order or decree to which BBH&Co. is a party or by which it is bound. BBH&Co. also warrants that it will comply with all applicable laws and regulations in performance of its duties under this Agreement.

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4.   INSTRUCTIONS.  Unless otherwise explicitly  indicated herein, the Custodian shall perform its duties pursuant to Instructions. As used herein, the term Instruction shall mean a directive initiated by the Fund, acting directly or through its board of directors or trustees, officers or other Authorized Persons, which directive shall conform to the requirements of this Section 4.

          4.1 AUTHORIZED PERSONS. For purposes hereof, an Authorized Person shall be a person or entity authorized to give Instructions for or on behalf of the Fund by written notices to the Custodian or otherwise in accordance with procedures delivered to the Custodian. The Custodian may treat any Authorized Person as having full authority of the Fund to issue Instructions hereunder unless the notice of authorization contains explicit limitations as to said authority. The Custodian shall be entitled to rely upon the authority of Authorized Persons until it receives appropriate written notice from the Fund to the contrary.

          4.2 FORM OF INSTRUCTION. Each Instruction shall be transmitted by such secured or authenticated electro-mechanical means as the Custodian shall make available to the Fund from time to time unless the Fund shall elect to transmit such Instruction in accordance with Subsections 4.2.1 through
     4.2.3 of this Section.

               4.2.1 Fund Designated Secured-Transmission Method. Instructions may be transmitted through a secured or tested electro-mechanical means identified by the Fund or by an Authorized Person entitled to give Instruction and acknowledged and accepted by the Custodian; it being understood that such acknowledgment shall authorize the Custodian to receive and process such means of delivery but shall not represent a judgment by the Custodian as to the reasonableness or security of the method determined by the Authorized Person.

               4.2.2 Written Instructions. Instructions may be transmitted in a writing that bears the manual signature of Authorized Persons.

               4.2.3 Other Forms of Instruction. Instructions may also be transmitted by another means determined by the Fund or Authorized Persons and acknowledged and accepted by the Custodian (subject to the same limits as to acknowledgements as is contained in Subsection 4.2.1, above) including Instructions given orally or by SWIFT, telex or telefax (whether tested or untested).

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When an  Instruction  is given  by means  established  under  Subsections  4.2.1 through 4.2.3, it shall be the responsibility of the Custodian to use reasonable care to adhere to any security or other procedures established in writing between the Custodian and the Authorized Person with respect to such means of Instruction, but such Authorized Person shall be solely responsible for
determining   that  the  particular   means  chosen  is  reasonable   under  the
circumstances. If the Custodian believes that the means chosen are unreasonable, it shall promptly notify an Authorized Person. Oral Instructions shall be binding upon the Custodian only if and when an Authorized Person provides Instructions that conform to the requirements of this Section 4. Any Oral Instructions shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person). With respect to telefax Instructions, the parties agree and acknowledge that receipt of legible Instructions cannot be assured and that the Custodian cannot verify that authorized signatures on telefax Instructions are original or properly affixed. If the Custodian determines that a telefax Instruction is illegible, the Custodian shall promptly contact an Authorized Person and request a legible telefax Instruction. Provided the Custodian has exercised the standard of care required herein with respect to receipt of Proper Instructions including but not limited to any applicable security or authorization procedures, the Custodian shall not be liable for losses or expenses incurred through actions taken in reliance on inaccurately stated or unauthorized telefax Instructions. The provisions of Section 4A of the Uniform Commercial Code shall apply to Funds Transfers performed in accordance with Instructions. In the event that a Funds Transfer Services Agreement is executed between the Fund or an Authorized Person and the Custodian, such an agreement shall comprise a designation of form of a means of delivering Instructions for purposes of this Section 4.2.

          4.3 COMPLETENESS AND CONTENTS OF INSTRUCTIONS. The Authorized Person shall be responsible for assuring the adequacy and accuracy of Instructions. Particularly, upon any acquisition or disposition or other dealing in the Fund's Investments and upon any delivery and transfer of any Investment or moneys, the person initiating such Instruction shall give the Custodian an Instruction with appropriate detail, including, without limitation:

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               4.3.1  The  transaction   date  and  the  date  and  location  of
          settlement;

               4.3.2 The specification of the type of transaction;

               4.3.4 A description of the Investments or moneys in question, including, as appropriate, quantity, price per unit, amount of money to be received or delivered and currency information. Where an Instruction is communicated by electronic means, or otherwise where an Instruction contains an identifying number such as a CUSIP, SEDOL or ISIN number, the Custodian shall be entitled to rely on such number as controlling notwithstanding any inconsistency contained in such Instruction, particularly with respect to Investment description. If the Custodian is aware of such an inconsistency in an Instruction, it shall give prompt notice of such inconsistency to an Authorized Person.

               4.3.5 The name of the broker or similar entity concerned with execution of the transaction. If the Custodian shall reasonably determine that an Instruction, including a telefax Instruction, is either unclear or incomplete, the Custodian shall give prompt notice of such determination to the Fund, and the Fund shall thereupon amend or otherwise reform such Instruction. In such event, the Custodian shall have no obligation to take any action in response to the Instruction initially delivered until the redelivery of an amended or reformed Instruction

          4.4 TIMELINESS OF INSTRUCTIONS. In giving an Instruction, the Fund shall take into consideration delays which may occur due to the involvement of a Subcustodian or agent, differences in time zones, and other factors particular to a given market, exchange or issuer. When the Custodian has established specific timing requirements or deadlines with respect to particular classes of Instruction and the Custodian has notified the Fund of such timing requirements and deadlines, or when an Instruction is received by the Custodian at such a time that it could not reasonably be expected to have acted on such Instruction due to time zone differences or other factors beyond its reasonable control, the execution of any Instruction received by the Custodian after such deadline or at such time (including any modification or revocation of a previous Instruction) shall be at the risk of the Fund.

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

5. SAFEKEEPING OF FUND ASSETS. The Custodian shall hold Investments delivered to it or Subcustodians for the Fund in accordance with the provisions of this Section. The Custodian will identify the Investments on its books as belonging to each individual Series. The Custodian shall not be responsible for (a) the safekeeping of Investments not delivered or that are not caused to be issued to it or its Subcustodians; or, (b) pre-existing faults or defects in Investments that are delivered to the Custodian, or its Subcustodians. The Custodian or Subcustodian shall give prompt notice to the Fund of any pre-existing faults or defects that it is aware of. The Custodian is hereby authorized to hold with itself or a Subcustodian, and to record in one or more accounts, all Investments delivered to and accepted by the Custodian, any Subcustodian or their respective agents pursuant to an Instruction or in consequence of any corporate action. Each such account is a "Securities Account" (as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the "UCC"). The Custodian shall hold Investments for the account of the Fund and shall segregate Investments from assets belonging to the Custodian and shall cause its Subcustodians to segregate Investments from assets belonging to the Subcustodian in an account held for the Fund or in an account maintained by the Subcustodian generally for non-proprietary assets of the Custodian.
     The parties acknowledge that the Custodian and Subcustodians each are acting under this Agreement as a "Securities Intermediary" (as such term is used and defined in the UCC). For the purposes of this Agreement, the parties hereto acknowledge and agree that (i) any Investment held by the Custodian or any Subcustodian shall constitute a "Financial Asset" (as such term is used and defined in the UCC), (ii) the Fund may at any time issue one or more "Entitlement Orders" (as such term is used and defined in the UCC) with respect to the Fund's Investments, (iii) upon the Custodian's or Subcustodian's receipt of an Investment for the benefit of the Fund, the Custodian or Subcustodian, as the case may be, shall credit to the Fund a "Security Entitlement" (as such term is used and defined in the UCC), and (iv) the Fund shall have a Security Entitlement with respect to all Investments held by the Custodian or Subcustodian.

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

          5.1 USE OF SECURITIES DEPOSITORIES. The Custodian may deposit and maintain Investments in any Securities Depository, either directly or through one or more Subcustodians appointed by the Custodian. Investments held in a Securities Depository shall be held (a) subject to the agreement, rules, statement of terms and conditions or other document or conditions effective between the Securities Depository and the Custodian or the Subcustodian, as the case may be, and (b) in an account for the Fund or in bulk segregation in an account maintained for the non-proprietary assets of the entity holding such Investments in the Depository. If market practice or the rules and regulations of the Securities Depository prevent the Custodian, the Subcustodian or (any agent of either) from holding its client assets in such a separate account, the Custodian, the Subcustodian or other agent shall as appropriate segregate such Investments for the benefit of the Fund or for benefit of clients of the Custodian generally on its own books.

          5.2 CERTIFICATED ASSETS. Investments which are certificated may be held in registered or bearer form: (a) in the Custodian's vault; (b) in the vault of a Subcustodian or agent of the Custodian or a Subcustodian; or (c) in an account maintained by the Custodian, Subcustodian or agent at a Securities Depository; all in accordance with customary market practice in the jurisdiction in which any Investments are held.

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

          5.3 REGISTERED ASSETS. Investments which are registered may be registered in the name of the Custodian, a Subcustodian, or in the name of the Fund or a nominee for any of the foregoing, and may be held in any manner set forth in paragraph 5.2 above with or without any identification of fiduciary capacity in such registration.

          5.4 BOOK ENTRY ASSETS. Investments which are represented by book-entry may be so held in an account maintained by the Book-Entry Agent on behalf of the Custodian, a Subcustodian or another agent of the Custodian, or a Securities Depository.

          5.5 REPLACEMENT OF LOST INVESTMENTS. In the event of a loss of Investments for which the Custodian is responsible under the terms of this Agreement, the Custodian shall promptly replace such Investment, or in the event that such replacement cannot be effected, the Custodian shall pay to the Fund the fair market value of such Investment based on the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss.

6. ADMINISTRATIVE DUTIES OF THE CUSTODIAN. The Custodian shall perform the following administrative duties with respect to Investments of the Fund.

          6.1  PURCHASE OF  INVESTMENTS.  Pursuant to  Instruction,  Investments
     purchased for the account of the Fund shall be paid for (a) against delivery thereof to the Custodian or a Subcustodian, as the case may be, either directly or through a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (b) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.

          6.2 SALE OF INVESTMENTS. Pursuant to Instruction, Investments sold for the account of the Fund shall be delivered (a) against payment therefor in cash, by check or by bank wire transfer, (b) by credit to the account of the Custodian or the applicable Subcustodian, as the case may be, with a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (c) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.

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

          6.3 DELIVERY IN CONNECTION WITH BORROWINGS OF THE FUND OR OTHER COLLATERAL AND MARGIN REQUIREMENTS. Pursuant to Instruction, the Custodian may deliver Investments or cash of the Fund in connection with borrowings and other collateral and margin requirements.

          6.4 FUTURES AND OPTIONS. If, pursuant to an Instruction, the Custodian shall become a party to an agreement with the Fund and a futures commission merchant regarding margin (Tri-Party Agreement), the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the purchase or sale by the Fund of exchange-traded futures contracts and commodity options, (b) when required by such Tri-Party Agreement, deposit and maintain in an account opened pursuant to such Agreement (Margin Account), segregated either physically or by book-entry in a Securities Depository for the benefit of any futures commission merchant, such Investments as the Fund shall have designated as initial, maintenance or variation "margin" deposits or other collateral intended to secure the Fund's performance of its obligations under the terms of any exchange-traded futures contracts and commodity options; and (c) thereafter pay, release or transfer Investments into or out of the Margin Account in accordance with the provisions of the such Agreement. Alternatively, the Custodian may deliver Investments, in accordance with an Instruction, to a futures commission merchant for purposes of margin requirements in accordance with Rule 17f-6. The Custodian shall in no event be responsible for but shall give prompt notice to the Fund in the event it becomes aware of the acts and omissions of any futures commission merchant to whom Investments are delivered pursuant to this Section; for the sufficiency of Investments held in any Margin Account; or, for the performance of any terms of any exchange-traded futures contracts and commodity options.

          6.5 CONTRACTUAL OBLIGATIONS AND SIMILAR INVESTMENTS. From time to time, the Fund's Investments may include Investments that are not ownership interests as may be represented by certificate (whether registered or bearer), by entry in a Securities Depository or by book entry agent, registrar or similar agent for recording ownership interests in the
     relevant   Investment.   If  the  Fund  shall  at  any  time  acquire  such
     Investments, including without limitation deposit obligations, loan participations, repurchase agreements and derivative arrangements, the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the arrangement; and (b) perform on the Fund's account in accordance with the terms of the applicable arrangement, but only to the extent directed to do so by Instruction. The Custodian shall have no responsibility for agreements running to the Fund as to which it is not a party other than to retain, to the extent the same are provided to the Custodian, documents or copies of documents evidencing the arrangement and, in accordance with Instruction, to include such arrangements in reports made to the Fund.

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

          6.6 EXCHANGE OF SECURITIES. Unless otherwise directed by Instruction, the Custodian shall: (a) exchange securities held for the account of the Fund for other securities in connection with any reorganization, recapitalization, conversion, split-up, change of par value of shares or similar event, and (b) deposit any such securities in accordance with the terms of any reorganization or protective plan.

          6.7 SURRENDER OF SECURITIES. Unless otherwise directed by Instruction, the Custodian may surrender securities: (a) in temporary form for definitive securities; (b) for transfer into the name of an entity allowable under Section 5.3; and (c) for a different number of certificates or instruments representing the same number of shares or the same principal amount of indebtedness.

          6.8 RIGHTS, WARRANTS, ETC. Pursuant to Instruction, the Custodian shall (a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to any agent of such issuer or trustee, for purposes of exercising such rights or selling such securities, and (b) deposit securities in response to any invitation for the tender thereof.

          6.9 MANDATORY CORPORATE ACTIONS. Unless otherwise directed by Instruction, the Custodian shall: (a) comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions or similar rights of securities ownership affecting securities held on the Fund's account and promptly notify the Fund of such action, and (b) collect all stock dividends, rights and other items of like nature with respect to such securities.

          6.10 INCOME COLLECTION. Unless otherwise directed by Instruction, the Custodian shall collect any amount due and payable to the Fund with respect to Investments and promptly credit the amount collected to a Principal or Agency Account; provided, however, that the Custodian shall not be responsible for: (a) the collection of amounts due and payable with respect to Investments that are in default, or (b) the collection of cash or share entitlements with respect to Investments that are not registered in the name of the Custodian or its Subcustodians. The Custodian is hereby authorized to endorse and deliver any instrument required to be so endorsed and delivered to effect collection of any amount due and payable to the Fund with respect to Investments.

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

          6.11 OWNERSHIP CERTIFICATES AND DISCLOSURE OF THE FUND'S INTEREST. The Custodian is hereby authorized to execute on behalf of the Fund ownership certificates, affidavits or other disclosure required under Applicable Law or established market practice in connection with the receipt of income, capital gains or other payments by the Fund with respect to Investments, or in connection with the sale, purchase or ownership of Investments.

          6.12 PROXY MATERIALS. The Custodian shall deliver, or cause to be delivered promptly, to the Fund proxy forms, notices of meeting, and any other notices or announcements materially affecting or relating to Investments received by the Custodian or any nominee.

          6.13 TAX RECLAIM SERVICE. The Custodian will apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Investments for the benefit of the Fund which the Custodian believes may be available to such Fund. Where such reports are available, the Custodian shall periodically report to the Fund concerning the making of applications for a reduction of withholding tax and refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Investments for the benefit of the Fund. The provision of tax reclaim services by the Custodian is conditional upon the Custodian receiving from the Fund or, where required, the beneficial owner of Investments (a) a declaration of its identity and place of residence and (b) certain other documentation (pro forma copies of which are available from the Custodian). The Custodian shall use reasonable means to advise the Fund of the declarations, documentation and information which the Fund is to provide to the Custodian in order for the Custodian to provide the tax reclaim services described herein. The Fund shall provide to the Custodian such documentation and information as it may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. The Fund undertakes to notify the Custodian immediately if any such information requires updating or amendment. The Custodian shall perform tax reclaim services only with respect to taxation by the revenue authorities of the countries notified to the Fund.

          The Fund confirms that the Custodian is authorized to deduct from any cash received or credited to an account any taxes or levies required by any revenue or governmental authority for whatever reasons in respect of the accounts. The Custodian and the Fund shall promptly notify the other regarding any change in the Fund's tax status with respect to withholding taxes of which it becomes aware. It is acknowledged that the Custodian does not offer tax advice and that the Fund should consult with its tax adviser as to tax matters.

          6.14 OTHER DEALINGS. The Custodian shall otherwise act as directed by Instruction, including without limitation effecting the free payments of moneys or the free delivery of securities, provided that such Instruction shall indicate the purpose of such payment or delivery and that the Custodian shall record the party to whom such payment or delivery is made.
          The Custodian shall attend to all nondiscretionary details in connection with the sale or purchase or other administration of Investments, except as otherwise directed by an Instruction.
          In fulfilling the duties set forth in Sections 6.6 through 6.10 above, the Custodian shall provide promptly to the Fund all material information pertaining to a corporate action which the Custodian actually receives. The Custodian shall not be responsible for the completeness or accuracy of such information as long as the Custodian has shown due diligence in attempting to receive complete and accurate information. Any advance credit of cash or shares expected to be received as a result of any corporate action shall be subject to actual collection and may, when the Custodian deems collection unlikely, be reversed by the Custodian. The Custodian shall notify the Fund at least 48 hours prior to any such reversal.
          The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents (other than Subcustodians) to carry out some or all of the administrative provisions of this Agreement (Agents), provided, however, that the appointment of such agent shall not relieve the Custodian of its administrative obligations under this Agreement.

7. CASH ACCOUNTS, DEPOSITS AND MONEY MOVEMENTS. Subject to the terms and conditions set forth in this Section 7, the Fund hereby authorizes the Custodian to open and maintain, with itself or with Subcustodians, cash accounts in United States Dollars, in such other currencies as are the currencies of the countries in which the Fund maintains Investments or in such other currencies as the Fund shall from time to time request by Instruction.

          7.1 TYPES OF CASH ACCOUNTS. Cash accounts opened on the books of the Custodian (Principal Accounts) shall be opened in the name of the Fund. Such accounts collectively shall be a deposit obligation of the Custodian and shall be subject to the terms of this Section 7 and the general liability provisions contained in Section 9. Cash accounts opened on the books of a Subcustodian may be opened in the name of the Fund or the Custodian or in the name of the Custodian for its customers generally (Agency Accounts). Such deposits shall be obligations of the Subcustodian and shall be treated as an Investment of the Fund. Accordingly, the Custodian shall be responsible for exercising reasonable care in the administration of such accounts but shall not be liable for their repayment in the event such Subcustodian, by reason of its bankruptcy, insolvency or sovereign risk/force majeure, fails to make repayment unless (a) such Subcustodian is a parent, subsidiary or otherwise affiliated with the Custodian or (b) the Custodian's negligence, bad faith or willful misconduct was the direct cause of the Subcustodian failing to make the repayment or (c) a transaction or other matter between the Custodian and Subcustodian unrelated to the Funds was the cause of the Subcustodian failing to make repayment. Under (a), (b) or (c) the Custodian shall be liable for the repayment.

          7.2 PAYMENTS AND CREDITS WITH RESPECT TO THE CASH ACCOUNTS. The Custodian shall make payments from or deposits to any of said accounts in the course of carrying out its administrative duties, including but not limited to income collection with respect to the Fund's Investments, and otherwise in accordance with Instructions. The Custodian and its Subcustodians shall be required to credit amounts to the cash accounts only when moneys are actually received in cleared funds in accordance with banking practice in the country and currency of deposit. Any credit made to any Principal or Agency Account before actual receipt of cleared funds shall be provisional and may be reversed by the Custodian in the event such payment is not actually collected. The Custodian shall provide the Fund with at least 48 hours notice prior to any such reversal. Unless otherwise specifically agreed in writing by the Custodian or any Subcustodian, all deposits shall be payable only at the branch of the Custodian or Subcustodian where the deposit is made or carried.

          7.3 CURRENCY AND RELATED RISKS. The Fund bears risks of holding or transacting in any currency. The Custodian shall not be liable for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may delay or affect the transferability, convertibility or availability of any currency in the country (a) in which such Principal or Agency Accounts are maintained or (b) in which such currency is issued, and in no event shall the Custodian be obligated to make payment of a deposit denominated in a currency during the period during which its transferability, convertibility or availability has been affected by any such law, regulation or event. The Custodian shall notify the Fund in the event it is aware that the Fund is entering into a transaction that is, to its knowledge, illegal under local law. Without limiting the generality of the foregoing, neither the Custodian nor any Subcustodian shall be required to repay any deposit made at a foreign branch of either the Custodian or Subcustodian if such branch cannot repay the deposit due to a cause for which the Custodian would not be responsible in accordance with the terms of Section 9 of this Agreement unless the Custodian or such Subcustodian expressly agrees in writing to repay the deposit under such circumstances. All currency transactions in any account opened pursuant to this Agreement are subject to exchange control regulations of the United States and of the country where such currency is the lawful currency or where the account is maintained. Any taxes, costs, charges or fees imposed on the convertibility of a currency held by the Fund shall be for the account of the Fund unless such taxes, costs, charges or fees were due to an error by the Custodian or Subcustodian.

          7.4 FOREIGN EXCHANGE TRANSACTIONS. The Custodian shall, subject to the terms of this Section, settle foreign exchange transactions (including contracts, futures, options and options on futures) on behalf and for the account of the Fund with such currency brokers or banking institutions, including Subcustodians, as the Fund may direct pursuant to Instructions. The Custodian may act as principal in any foreign exchange transaction with the Fund in accordance with Section 7.4.2 of this Agreement. The obligations of the Custodian in respect of all foreign exchange transactions (whether or not the Custodian shall act as principal in such transaction) shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

               7.4.1 THIRD PARTY FOREIGN EXCHANGE TRANSACTIONS. The Custodian shall process foreign exchange transactions (including without limitation contracts, futures, options, and options on futures), where any third party acts as principal counterparty to the Fund on the same basis it performs duties as agent for the Fund with respect to any other of the Fund's Investments. Accordingly the Custodian shall only be responsible for delivering or receiving currency on behalf of the Fund in respect of such contracts pursuant to Instructions. The Custodian shall not be responsible for the failure of any counterparty (including any Subcustodian) in such agency transaction to perform its obligations thereunder unless (a) such counterparty is a parent, subsidiary or otherwise affiliated with the Custodian or (b) the Custodian's negligence, bad faith or willful misconduct was the direct cause of the counterparty failing to perform its obligations or (c) a transaction or other matter between the Custodian and the counterparty unrelated to the Funds was the cause of the counterparty's failure to perform. Under (a), (b) or (c) , the Custodian shall be liable. The Custodian (a) shall transmit cash and Instructions to and from the currency broker or banking institution with which a foreign exchange contract or option has been executed pursuant hereto, (b) may make free outgoing payments of cash in the form of Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received, and (c) shall hold all confirmations, certificates and other documents and agreements received by the Custodian and evidencing or relating to such foreign exchange transactions in safekeeping. The Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred by the Fund or the
          Custodian as a result of the failure or delay of third parties to deliver foreign exchange. The Custodian or Subcustodian shall respectively be responsible for any failure or delay of third parties to deliver foreign exchange when either of those parties respectively is a parent, subsidiary or otherwise affiliated with such third party.

               7.4.2 FOREIGN EXCHANGE WITH THE CUSTODIAN AS PRINCIPAL. The Custodian may undertake foreign exchange transactions with the Fund as principal as the Custodian and the Fund may agree from time to time. In such event, the foreign exchange transaction will be performed in accordance with the particular agreement of the parties, or in the event a principal foreign exchange transaction is initiated by Instruction in the absence of specific agreement, such transaction will be performed in accordance with the usual commercial terms of the Custodian.

          7.5 DELAYS. If no event of Force Majeure shall have occurred and be continuing and in the event that a delay shall have been caused by the negligence, bad faith or willful misconduct of the Custodian in carrying out an Instruction to credit or transfer cash, the Custodian shall be liable to the Fund: (a) with respect to Principal Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Custodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected; and, (b) with respect to Agency Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Subcustodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected. The Custodian shall not be liable for delays in carrying out such Instructions to transfer cash which are not due to the Custodian's own negligence, bad faith or willful misconduct. The Custodian shall make reasonable attempts where possible to mitigate any such delays.

          7.6 ADVANCES. If, for any reason in the conduct of its safekeeping duties pursuant to Section 5 hereof or its administration of the Fund's assets pursuant to Section 6 hereof, the Custodian or any Subcustodian advances monies to facilitate settlement or otherwise for benefit of the Fund (whether or not any Principal or Agency Account shall be overdrawn either during, or at the end of, any Business Day), Fund hereby does:

               7.6.1 grant to the Custodian a continuing security interest in certain Investments (as mutually agreed from time to time) as security for such Advance, such security interest to be effective only as long as such Advance remain outstanding; and,

               7.6.2 agree that the Custodian may secure the resulting Advance by perfecting a security interest in such Investments under Applicable Law.

The Custodian shall promptly notify the Fund of any such Advances and the time at which such Advances must be repaid. Such Advances shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Custodian on similar loans. Neither the Custodian nor any Subcustodian shall be obligated to advance monies to the Fund, and in the event that such Advance occurs, any transaction giving rise to an Advance shall be for the account and risk of the Fund and shall not be deemed to be a transaction undertaken by the Custodian for its own account and risk. If such Advance shall have been made by a Subcustodian or any other person, the Custodian may assign any rights granted to the Custodian hereunder to such Subcustodian or other person. If the Fund shall fail to repay when due the principal balance of an Advance and accrued and unpaid interest thereon, the Custodian or its assignee, as the case may be, shall be entitled to utilize the available cash balance in the applicable Series Agency or Principal Account and to dispose of any agreed upon Investments to the extent necessary to recover payment of all principal of, and interest on, such Advance in full. The Custodian may assign any rights it has hereunder to a Subcustodian or third party. Any security interest in Investments taken hereunder shall be treated as Financial Assets credited to Securities Accounts under Articles 8 and 9 of the UCC. Accordingly, the Custodian shall have the rights and benefits of a secured creditor that is a Securities Intermediary under such Articles 8 and 9.

          7.7 INTEGRATED ACCOUNT. For purposes hereof, deposits maintained in all Principal Accounts for each Series of each Fund (whether or not denominated in Dollars) shall collectively constitute a single and indivisible current account with respect to that Series' obligations to the Custodian, or its assignee, and balances in such Principal Accounts shall be available for satisfaction of that Series' obligations under this
     Section 7. The Custodian shall further have a right of offset against the balances in any Agency Account maintained hereunder to the extent that the aggregate of all Principal Accounts is overdrawn.

8. SUBCUSTODIANS AND SECURITIES DEPOSITORIES. Subject to the provisions hereinafter set forth in this Section 8, the Fund hereby authorizes the Custodian to utilize Securities Depositories to act on behalf of the Fund and to appoint from time to time and to utilize Subcustodians. With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Securities Depository or Clearing Corporation), notwithstanding any provisions of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of securities or payment, respectively, and securities or payment may be received in a form, in accordance with (a) governmental regulations, (b) rules of Securities Depositories and clearing agencies, (c) generally accepted trade practice in the applicable local market, (d) the terms and characteristics of the particular Investment, or (e) the terms of Instructions.

          8.1 DOMESTIC SUBCUSTODIANS AND SECURITIES DEPOSITORIES. The Custodian may deposit and/or maintain, either directly or through one or more agents appointed by the Custodian, Investments of the Fund in any Securities Depository in the United States, including The Depository Trust Company, provided such Depository meets applicable requirements of the Federal Reserve Bank or of the Securities and Exchange Commission. The Custodian may, at any time and from time to time, appoint any bank as defined in
     Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund in the United States.

          8.2 FOREIGN SUBCUSTODIANS AND SECURITIES DEPOSITORIES. Unless instructed otherwise by the Fund, the Custodian may deposit and/or maintain non-U.S. Investments of the Fund in any non-U.S. Securities Depository provided such Securities Depository meets the requirements of an "eligible securities depository" under Rule 17f-7 promulgated under the 1940 Act, or any successor rule or regulation ("Rule 17f-7") or which by order of the Securities and Exchange Commission is exempted therefrom. Prior to the time that securities are placed with such depository, but subject to the provisions of Section 8.2.5 below, the Custodian shall have prepared an analysis of the custody risks associated with maintaining assets with the Securities Depository and shall have established a system to monitor such risks on a continuing basis in accordance with Subsection 8.2.3 of this Section. Additionally, the Custodian may, at any time and from time to time, appoint (a) any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Rule 17f-5 under the 1940 Act or which by order of the Securities and Exchange Commission is exempted therefrom, or (b) any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund outside the United States. Such appointment of foreign Subcustodians shall be subject to approval of the Fund in accordance with Subsections 8.2.1 and
     8.2.2 hereof, and the use of non-U.S. Securities Depositories shall be subject to the terms of Subsections 8.2.3, 8.2.4 and 8.2.5 hereof. An Instruction to open an account in a given country shall comprise authorization of the Custodian to hold assets in such country in accordance with the terms of this Agreement. The Custodian shall not be required to make independent inquiry as to the authorization of the Fund to invest in such country.

               8.2.1 BOARD APPROVAL OF FOREIGN SUBCUSTODIANS. Unless and except to the extent that the Board has delegated to, and the Custodian has accepted delegation of, review of certain matters concerning the appointment of Subcustodians pursuant to Subsection 8.2.2, the
          Custodian shall, prior to the appointment of any Subcustodian for purposes of holding Investments of the Fund outside the United States, obtain written confirmation of the approval of the Board of Trustees or Directors of the Fund with respect to (a) the identity of a Subcustodian, and (b) the Subcustodian agreement which shall govern such appointment, such confirmation to be signed by an Authorized Person. Each such duly approved Subcustodian shall be listed on the Global Custody Network listing attached hereto as the same may from time to time be amended.

               8.2.2 DELEGATION OF BOARD REVIEW OF SUBCUSTODIANS. From time to time, the Custodian may agree to perform certain reviews of Subcustodians and of Subcustodian Contracts as delegate of the Fund's Board. In such event, the Custodian's duties and obligations with respect to this delegated review will be performed in accordance with the terms of the attached 17f-5 Delegation Schedule to this Agreement.

               8.2.3 MONITORING AND RISK ASSESSMENT OF SECURITIES DEPOSITORIES. Prior to the placement of any assets of the Fund with a Securities Depository, the Custodian: (a) shall provide to the Fund or its authorized representative an assessment of the custody risks associated with maintaining assets with such Securities Depository; and (b) shall have established a system to monitor the custody risks associated with maintaining assets with such Securities Depository on a continuing basis and to promptly notify the Fund or its Investment Adviser of any material changes in such risk. In performing its duties under this subsection, the Custodian shall use reasonable care, prudence and diligence and may rely on such reasonable sources of information as may be available including but not limited to: (i) published ratings; (ii) information supplied by a Subcustodian that is a participant in such Securities Depository; (iii) industry surveys or publications; (iv) information supplied by the depository itself, by its auditors (internal or external) or by the relevant Foreign Financial Regulatory Authority. It is acknowledged that information procured through some or all of these sources may not be independently verifiable by the Custodian and that direct access to Securities Depositories is limited in most circumstances. Accordingly, the Custodian shall not be responsible for errors or omissions in its duties hereunder provided that it has performed its monitoring and assessment duties with reasonable care. The risk assessment shall be provided to the Fund or its Investment Adviser by such means as the Custodian shall reasonably establish. Advice of material change in such assessment may be provided by the Custodian in the manner established as customary between the Fund and the Custodian for transmission of material market information.

               8.2.4 WITHDRAWAL OF ASSETS FROM ELIGIBLE SECURITIES DEPOSITORY. If the Fund or its authorized representative determines that a custody arrangement with an Eligible Securities Depository no longer meets the requirements of Rule 17f-7(a), the Fund or its Investment Adviser shall Instruct the Custodian to remove the Fund's Assets from the Depository as soon as reasonably practicable.

               8.2.5 SPECIAL  TRANSITIONAL  RULE. It is  acknowledged  that Rule
          17f-7 has an effective date of July 1, 2001 and that the Custodian will require a period of time to fully prepare risk assessment information and to establish a risk monitoring system as provided in Subsection 8.2.3. Accordingly, until July 1, 2001, the Custodian shall use reasonable efforts to implement the measures required by Subsection 8.2.3, and shall in the interim provide to the Fund or its Investment Adviser the depository information customarily provided and shall promptly inform the Fund or its Investment Adviser of any material development affecting the custody risks associated with the maintenance of assets with a particular Securities Depository of which it becomes aware in the course of its general duties under this Agreement or from its duties under Subsection 8.2.3 as such duties have been implemented at any given time.

          8.3 RESPONSIBILITY FOR SUBCUSTODIANS. Except as provided in the last sentence of this Section 8.3, the Custodian shall be liable to the Fund for any loss or damage to the Fund caused by or resulting from the acts or omissions of any Subcustodian to the extent that such acts or omissions would be deemed to be negligence, gross negligence, willful misconduct or bad faith in accordance with the terms of the relevant subcustodian agreement under the laws, circumstances and practices prevailing in the place where the act or omission occurred. The liability of the Custodian in respect of the countries and subcustodians listed on the attached Subcustodian Liability Appendix to this Agreement, as such Appendix may be amended from time to time, shall be subject to the additional condition that the Custodian actually recovers such loss or damage from the Subcustodian.

          8.4 NEW COUNTRIES. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Subcustodian is authorized to act in order that the Custodian shall, if it deems appropriate to do so, have sufficient time to establish a subcustodial arrangement in accordance herewith. In the event, however, the Custodian is unable to establish such arrangements prior to the time such Investment is to be acquired, the Custodian is authorized to designate at its discretion a local safekeeping agent, and the use of such local safekeeping agent shall be at the sole risk of the Fund, and accordingly the Custodian shall be responsible to the Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent. Notwithstanding the above, the Custodian shall be liable to the extent that (a) such local safekeeping agent is a parent, subsidiary or otherwise affiliated with the Custodian or (b) the Custodian's negligence, bad faith or willful misconduct is the direct cause of the local safekeeping agent failing to make the repayment or (c) a transaction or other matter between the Custodian and the local safekeeping agent unrelated to the Funds was the cause of the loss or damage. Under (a), (b) or (c) the Custodian shall be liable.

9. RESPONSIBILITY OF THE CUSTODIAN. In performing its duties and obligations hereunder, the Custodian shall use reasonable care under the facts and circumstances prevailing in the market where performance is effected. Subject to the specific provisions of this Section, the Custodian shall be liable for any direct damage incurred by the Fund in consequence of the Custodian's negligence, bad faith or willful misconduct. The Custodian hereby indemnifies the Fund and agrees to hold the Fund harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against the Fund to the extent that such claim or liability arises from the negligence, gross negligence, bad faith or willful misconduct on the part of the Custodian itself. If a Fund gives written notice of claim to the Custodian, the Custodian shall promptly give a written response to the Fund. Not more than 30 days following the date of such response, unless the Custodian shall not be liable, the Custodian will pay the amount of such claim or reimburse the Fund for any payment made by the Fund in respect thereof. In no event shall the Custodian be liable hereunder for any special, indirect, punitive or consequential damages arising out of, pursuant to or in connection with this Agreement even if the Custodian has been advised of the possibility of such damages. It is agreed that the Custodian shall have no duty to assess the risks inherent in the Fund's Investments or to provide investment advice with respect to such Investments and that the Fund as principal shall bear any risks attendant to particular Investments such as failure of counterparty or issuer. The Custodian shall provide the Fund with its Market Practice Reports in respect of any foreign market where a Series shall place and maintain Investments. In addition, the Custodian shall provide the Fund with access to its Global Updates which address topical "market" events.

          9.1 FORCE MAJEURE The Custodian shall not be responsible for any failure to perform its duties and correspondingly, shall not be liable for any loss, cost, damage or expense attributable to its failure to perform in consequence of a force majeure event. Force Majeure shall mean any circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the above parties, including any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any third party computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, (d) any third party interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk, (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian, provided always that this shall not affect the Custodian's duty to indemnify the Fund for other losses, claims and liabilities for which the Custodian is bound to indemnify the Fund pursuant to Section 9. The Custodian and the Subcustodian shall take reasonable steps to mitigate additional damages. The Custodian shall notify the Fund when it becomes aware of a situation outlined above. The Fund shall not be responsible for temporary delays in the performance of its duties and obligations and correspondingly shall not be liable for any loss, cost, damage or expense attributable to such delay in consequence of a Force Majeure event as described above affecting the Fund's principal place of business operations or administration; provided always that this shall not affect the Fund's duty to indemnify the Custodian for losses, claims and liabilities for which the Fund is bound to indemnify the Custodian pursuant to Section 10.

          9.2 Limitations of Performance. The Custodian shall not be responsible under this Agreement for any failure to perform its duties, and shall not be liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of the following causes:

               9.2.1 COUNTRY RISK. Country Risk shall mean, with respect to the acquisition, ownership, settlement or custody of Investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and markets factors affecting the acquisition, payment for or ownership of Investments including (a) the prevalence of crime and corruption, (b) the inaccuracy or unreliability of business and financial information, (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such Investments are transacted and held, (e) the acts, omissions and operation of any Securities Depository, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, and (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets. The Custodian shall provide the Fund with its Market Practice Reports in respect of any foreign market where a Series shall place and maintain Investments. Such Market Practice Report may describe some of the Country Risks outlined above. In addition, the Custodian shall provide the Fund with access to its Global Updates which may describe some timely Country Risks outlined above.

               9.2.2 SOVEREIGN RISK. Sovereign Risk shall mean, in respect of any jurisdiction, including the United States of America, where Investments are acquired or held hereunder or under a Subcustody Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any Governmental Authority, (c) the confiscation, expropriation or nationalization of any Investments by any Governmental Authority, whether de facto or de jure, (d) any devaluation or revaluation of the currency, (e) the imposition of taxes, levies or other charges affecting Investments, (f) any change in the Applicable Law, or (g) any other economic or political risk incurred or experienced. The Custodian shall provide the Fund with its Market Practice Reports in respect of any foreign market where a Series shall place and maintain Investments. Such Market Practice Report may describe some of the Sovereign Risks outlined above. In addition, the Custodian shall provide the Fund with access to its Global Updates which may describe some timely Sovereign Risks outlined above.

          9.3. LIMITATIONS ON LIABILITY. The Custodian shall not be liable for any loss, claim, damage or other liability arising from the following causes:

               9.3.1 FAILURE OF THIRD PARTIES. The failure of any third party including: (a) any issuer of Investments or book-entry or other agent of an issuer; (b) any counterparty with respect to any Investment, including any issuer of exchange-traded or other futures, option, derivative or commodities contract; (c) failure of an Investment Advisor, Foreign Custody Manager or other agent of the Fund; or (d) failure of other third parties similarly beyond the control or choice of the Custodian unless: (a) any such third party is a parent, subsidiary or otherwise affiliated with the Custodian or (b) the Custodian's negligence, bad faith or willful misconduct was the direct cause of the failure of the third party or (c) a transaction or other matter between the Custodian and the third party unrelated to the Funds was the cause of the failure of the third party. Under (a), (b) or (c) the Custodian shall be liable for the failure of such third party.

               9.3.2 INFORMATION SOURCES. The Custodian may rely upon information received from issuers of Investments or agents of such issuers, information received from Subcustodians and from other commercially reasonable sources such as commercial data bases and the like, but shall not be responsible for specific inaccuracies in such information, provided that the Custodian has relied upon such information in good faith, or for the failure of any commercially reasonable information provider.

               9.3.3 RELIANCE ON INSTRUCTION. Action by the Custodian or the Subcustodian in accordance with an Instruction, even when such action conflicts with, or is contrary to any provision of, the Fund's declaration of trust, certificate of incorporation or by-laws, Applicable Law, or actions by the trustees, directors or shareholders of the Fund. If the Custodian or Subcustodian is aware of any of the above, it shall promptly contact an officer of the Fund.

               9.3.4 RESTRICTED SECURITIES. The limitations inherent in the rights, transferability or similar investment characteristics of a given Investment of the Fund.

10. INDEMNIFICATION. The Fund hereby indemnifies the Custodian and each Subcustodian, and their respective agents, nominees and the partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction except to the extent that such claim or liability is the result of the negligence, bad faith or willful misconduct of the Custodian or Subcustodian. If a Subcustodian or any other person indemnified under the preceding sentence, gives written notice of claim to the Custodian, the Custodian shall promptly give written notice to the Fund. Not more than thirty days following the date of such notice, unless the Custodian shall be liable under Section 8 hereof in respect of such claim, the Fund will pay the amount of such claim or reimburse the Custodian for any payment made by the Custodian in respect thereof.

11. REPORTS AND RECORDS. The Custodian shall:

          11.1 create and maintain records relating to the performance of its obligations under this Agreement;

          11.2 make available to the Fund, its auditors, agents and employees, upon reasonable request and during normal business hours of the Custodian, all records maintained by the Custodian pursuant to Section 11.1 above, subject, however, to all reasonable security requirements of the Custodian then applicable to the records of its custody customers generally; and

          11.3 make available to the Fund all Electronic Reports; it being understood that the Custodian shall not be liable hereunder for the inaccuracy or incompleteness thereof or for errors in any information included therein except to the extent that such inaccuracy, incompleteness or errors are the result of the Custodian's negligence, bad faith or willful misconduct.

     All such reports and records shall, to the extent applicable, be maintained and preserved in conformity with the 1940 Act and the rules and regulations thereunder. The Fund shall examine all records, howsoever produced or transmitted, promptly upon receipt thereof and notify the Custodian promptly of any discrepancy or error therein. Unless the Fund delivers written notice of any such discrepancy or error within a reasonable time after its receipt thereof, such records shall be deemed to be true and accurate. It is understood that the Custodian now obtains and will in the future obtain information on the value of assets from outside sources which may be utilized in certain reports made available to the Fund. The Custodian deems such sources to be reliable but it is acknowledged and agreed that the Custodian does not verify nor represent nor warrant as to the accuracy or completeness of such information and accordingly shall be without liability in selecting and using such sources and furnishing such information as long as the Custodian has shown due diligence in attempting to receive complete and accurate information.

12. MISCELLANEOUS.

          12.1 PROXIES, ETC. The Fund will promptly execute and deliver, upon request, such proxies, powers of attorney or other instruments as may be necessary or desirable for the Custodian to provide, or to cause any Subcustodian to provide, custody services.

          12.2 ENTIRE AGREEMENT. Except as specifically provided herein, this Agreement constitutes the entire agreement between the Fund and the Custodian with respect to the subject matter hereof. Accordingly, this Agreement supersedes any custody agreement or other oral or written agreements heretofore in effect between the Fund and the Custodian with respect to the custody of the Fund's Investments.

          12.3 WAIVER AND AMENDMENT. No provision of this Agreement may be waived, amended or modified, and no addendum to this Agreement shall be or become effective, or be waived, amended or modified, except by an instrument in writing executed by the party against which enforcement of such waiver, amendment or modification is sought; provided, however, that an Instruction shall, whether or not such Instruction shall constitute a waiver, amendment or modification for purposes hereof, be deemed to have been accepted by the Custodian when it commences actions pursuant thereto or in accordance therewith.

          12.4 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW OF SUCH STATE.

          12.5 NOTICES. Notices and other writings contemplated by this Agreement, other than Instructions, shall be delivered (a) by hand, (b) by first class registered or certified mail, postage prepaid, return receipt requested, (c) by a nationally recognized overnight courier or (d) by facsimile transmission, provided that any notice or other writing sent by facsimile transmission shall also be mailed, postage prepaid, to the party to whom such notice is addressed. All such notices shall be addressed, as follows:

                  If to the Fund:

                  Vanguard Group
                  P.O. Box 2600
                  Valley Forge, PA 19482
                    Attn:      Assistant Treasurer
                  Telephone:        (610) 669-6106
                  Facsimile         (610) 669-6112


                  If to the Custodian:

                  Brown Brothers Harriman & Co.
                  40 Water Street
                  Boston, Massachusetts 02109
                    Attn:  Manager, Investor Services Department
                  Telephone:        (617) 772-1818
                  Facsimile:        (617) 772-2263,

     or such other address as the Fund or the Custodian may have designated in writing to the other.

          12.6 HEADINGS. Paragraph headings included herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by the Fund and the Custodian.

          12.8 CONFIDENTIALITY. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by or to any bank examiner of the Custodian or any Subcustodian, any Regulatory Authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by Applicable Law.

          12.9 COUNSEL. In fulfilling its duties hereunder, the Custodian shall be entitled to receive and act upon the advice of (i) counsel regularly retained by the Custodian in respect of such matters, (ii) counsel for the Fund or (iii) such counsel as the Fund and the Custodian may agree upon, with respect to all matters, and the Custodian shall be without liability for any action reasonably taken or omitted pursuant to such advice (except to the extent that such action was due to the Custodian's negligence, bad faith or willful misconduct).

13. DEFINITIONS. The following defined terms will have the respective meanings set forth below.

          13.1 advance shall mean any extension of credit by or through the Custodian or by or through any Subcustodian and shall include amounts paid to third parties for the account of the Fund or in discharge of any expense, tax or other item payable by the Fund.

          13.2 AGENCY ACCOUNT shall mean any deposit account opened on the books of a Subcustodian or other banking institution in accordance with Section 7.1.

          13.3 AGENT shall have the meaning set forth in the last  paragraph  of
     Section 6.

          13.4 APPLICABLE LAW shall mean with respect to each jurisdiction,  all
     (a) laws, statutes, treaties, regulations, guidelines (or their equivalents); (b) orders, interpretations, licenses and permits; and (c) judgments, decrees, injunctions, writs, orders and similar actions by a court of competent jurisdiction; compliance with which is required or customarily observed in such jurisdiction.

          13.5 AUTHORIZED PERSON shall mean any person or entity authorized to give Instructions on behalf of the Fund in accordance with Section 4.1.

          13.6 BOOK-ENTRY AGENT shall mean an entity acting as agent for the issuer of Investments for purposes of recording ownership or similar entitlement to Investments, including without limitation a transfer agent or registrar.

          13.7 CLEARING CORPORATION shall mean any entity or system established for purposes of providing securities settlement and movement and associated functions for a given market.

          13.8 DELEGATION AGREEMENT shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the appointment and administration of Subcustodians delegated to the Custodian pursuant to Rule 17f-5 under the 1940 Act.

          13.9 FOREIGN CUSTODY MANAGER shall mean the Fund's foreign custody manager appointed pursuant to Rule 17f-5 under the 1940 Act.

          13.10 FOREIGN FINANCIAL REGULATORY AUTHORITY shall have the meaning given by Section 2(a)(50) of the 1940 Act.

          13.11 FUNDS TRANSFER SERVICES AGREEMENT shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the processing of payment orders from Principal Accounts of the Fund.

          13.12 INSTRUCTION(S) shall have the meaning assigned in Section 4.

          13.13 INVESTMENT ADVISOR shall mean any investment advisor as defined in Section 202(a)(11) of the Investment Advisors Act of 1940.

          13.14 INVESTMENTS shall mean any investment asset of the Fund, including without limitation securities, bonds, notes, and debentures as well as receivables, derivatives, contractual rights or entitlements and other intangible assets.

          13.15 MARGIN ACCOUNT shall have the meaning set forth in Section 6.4 hereof.

          13.16 PRINCIPAL ACCOUNT shall mean deposit accounts of the Fund carried on the books of BBH&Co. as principal in accordance with Section 7.

          13.17 SAFEKEEPING ACCOUNT shall mean an account established on the books of the Custodian or any Subcustodian for purposes of segregating the interests of the Fund (or clients of the Custodian or Subcustodian) from the assets of the Custodian or any Subcustodian.

          13.18 SECURITIES DEPOSITORY shall mean a central or book entry system or agency established under Applicable Law for purposes of recording the ownership and/or entitlement to investment securities for a given market that, if a foreign Securities Depository, meets the requirements of an "Eligible Securities Depository" as defined in Rule 17f-7 under the 1940 Act.

          13.19  SUBCUSTODIAN  shall mean each  foreign  bank  appointed  by the
     Custodian   pursuant  to  Section  8,  but  shall  not  include  Securities
     Depositories.

          13.20 TRI-PARTY  AGREEMENT shall have the meaning set forth in Section
     6.4 hereof.

          13.21 1940 Act shall mean the Investment Company Act of 1940.

14. COMPENSATION. The Fund agrees to pay to the Custodian for its services under this Agreement such amount as may be agreed upon in writing from time to time ("Fee Schedule").

15. SEVERAL OBLIGATIONS OF THE FUNDS: With respect to any obligations of the Funds and their related accounts arising hereunder, the Custodian shall look for payment or satisfaction of any such obligation solely to the assets and property of the Fund and such accounts to which such obligation relates as though each investment company had separately contracted with the Custodian by separate written instrument with respect to each Fund and its accounts. The Custodian and each Subcustodian realize that the Fund is comprised of one or more Series. The Custodian and each Subcustodian agree that it will honor and abide by any and all Instructions or notices which the Custodian or Subcustodian may receive from time to time from the Fund with respect to designating, marking, allocating or otherwise attributing securities to or for the benefit of any one Series.

16. TERMINATION. This Agreement may be terminated by either party in accordance with the provisions of this Section. The provisions of this Agreement and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

     This Agreement may be terminated as to one or more Funds (but less than all the Funds) by delivery of an amended List of Funds deleting all such Funds, in which case termination as to the deleted Funds shall take effect sixty days after the date of such delivery. The execution and delivery of an amended List of Funds which deletes one or more Funds, shall constitute a termination hereof only with respect to such deleted Funds, shall be governed by the provisions of
Section 16.2 as to the identification of a successor custodian and the delivery of Investments of the Fund so deleted to such successor custodian, and shall not affect the obligations of the Custodian hereunder with respect to the other Funds set forth in the List of Funds, as amended from time to time.

          16.1 Notice and Effect. This Agreement may be terminated by either party by written notice effective no sooner than sixty days following the date that notice to such effect shall be delivered to other party at its address set forth in paragraph 12.5 hereof.

          16.2 SUCCESSOR CUSTODIAN. In the event of the appointment of a successor custodian, it is agreed that the Investments of the Fund held by the Custodian or any Subcustodian shall be delivered to the successor custodian in accordance with reasonable Instructions. The Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to facilitate the succession of the new custodian. If no successor custodian shall be appointed, the Custodian shall in like manner transfer the Fund's Investments in accordance with Instructions.

          16.3 DELAYED SUCCESSION. If no Instruction has been given as of the effective date of termination, Custodian may at any time on or after such termination date and upon ten days written notice to the Fund either (a) deliver the Investments of the Fund held hereunder to the Fund at the address  designated  for receipt of notices  hereunder;  or (b) deliver any investments held hereunder to a bank or trust company having a capitalization of $2M USD equivalent and operating under the Applicable law of the jurisdiction where such Investments are located, such delivery to be at the risk of the Fund. In the event that Investments or moneys of the Fund remain in the custody of the Custodian or its Subcustodians after the date of termination owing to the failure of the Fund to issue Instructions with respect to their disposition or owing to the fact that such disposition could not be accomplished in accordance with such Instructions despite diligent efforts of the Custodian, the Custodian shall be entitled to compensation for its services with respect to such Investments and moneys during such period as the Custodian or its Subcustodians retain possession of such items and the provisions of this Agreement shall remain in full force and effect until disposition in accordance with this Section is accomplished.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

         By: /s/ Robert Snowden
                 Assistant Treasurer

         On behalf of the Funds included on the List of Funds attached hereto

         BROWN BROTHERS HARRIMAN & CO.

         By: /s/ Stokley P. Towles
                 Partner

                                  LIST OF FUNDS

                                 SCHEDULE TO THE
                               CUSTODIAN AGREEMENT
                                     BETWEEN
           CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS")
                        and BROWN BROTHERS HARRIMAN & CO.

The following is a list of Funds and their Series for which the Custodian serves
under  an  Amended   Custodian   Agreement  dated  as  of  June  25,  2001  (the
"Agreement"):

       The following series of Vanguard International Equity Index Funds:
                   Vanguard Emerging Markets Stock Index Fund
                       Vanguard European Stock Index Fund
                        Vanguard Pacific Stock Index Fund

                 The following series of Vanguard Horizon Funds:
                      Vanguard Global Asset Allocation Fund
                           Vanguard Global Equity Fund

               The following series of Vanguard Tax-Managed Funds
                     Vanguard Tax-Managed International Fund

             The following series of Vanguard Trustees' Equity Fund:
                        Vanguard International Value Fund

            Vanguard Variable Insurance Funds-International Portfolio

IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds.

FUNDS                                   BROWN BROTHERS HARRIMAN & CO.

By: /s/ Robert Snowden                  By: /s/ Stokley P. Towles

Name: Robert Snowden                    Name: Stokley P. Towles
Title: Assistant Treasurer              Title: Partner

                            17f-5 DELEGATION SCHEDULE

     By the terms of this Delegation Schedule between certain open-end management investment companies (each investment company, a "Fund") organized under the laws of the State of Delaware and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), on behalf of certain of their series (each series a "Series"), each Fund hereby appoints BROWN BROTHERS HARRIMAN & CO., a New York limited partnership with an office in Boston, Massachusetts (the "Delegate") as its delegate to perform certain functions with respect to the custody of Fund Assets outside the United States.

     1. Maintenance of Fund Assets Abroad. The Fund, acting through its Board or its duly authorized representative, hereby instructs Delegate pursuant to the terms of the Custodian Agreement to place and maintain the Fund's Assets in countries outside the United States in accordance with Instructions received from the Fund or the Fund's investment advisor. Such instruction shall represent a Proper Instruction under the terms of the Custodian Agreement. The Fund acknowledges that - (a) the Delegate shall perform services hereunder only with respect to the countries where it accepts Delegation as Foreign Custody Manager as indicated on the BBH Global Custody Network listing; (b) depending on conditions in the particular country, advance notice may be required before the Delegate shall be able to perform its duties hereunder in or with respect to such country (such advance notice to be reasonable in light of the specific facts and circumstances attendant to performance of duties in such country); and
(c) nothing in this Delegation Schedule shall require the Delegate to provide delegated or custodial services in any country, and there may from time to time be countries as to which the Delegate determines it will not provide delegation services; such countries shall be indicated on the BBH Global Custody Network listing.

     2. Delegation. Pursuant to the provisions of Rule 17f-5 under the 1940 Act as amended, the Board hereby delegates to the Delegate, and the Delegate hereby accepts such delegation and agrees to perform, only those duties set forth in this Delegation Schedule concerning the safekeeping of the Fund's Assets in each of the countries as to which it acts as the Board's delegate. The Delegate is hereby authorized to take such actions on behalf of or in the name of the Fund as are reasonably required to discharge its duties under this Delegation

Schedule, including, without limitation, to cause the Fund's Assets to be placed with a particular Eligible Foreign Custodian in accordance herewith. The Fund confirms to the Delegate that the Fund or its investment adviser has considered the Sovereign Risk and prevailing Country Risk as part of its continuing investment decision process, including such factors as may be reasonably related to the systemic risk of maintaining the Fund's Assets in a particular country, including, but not limited to, financial infrastructure, prevailing custody and settlement systems and practices (including the use of any Compulsory Securities Depository), and the laws relating to the safekeeping and recovery of the Fund's Assets held in custody pursuant to the terms of the Custodian Agreement.

     3. Selection of Eligible Foreign Custodian and Contract Administration. The Delegate shall perform the following duties with respect to the selection of Eligible Foreign Custodians and administration of certain contracts governing the Fund's foreign custodial arrangements:

     (a) Selection of Eligible Foreign Custodian. The Delegate shall place and maintain the Fund's Assets with an Eligible Foreign Custodian; provided that the Delegate shall have determined that the Fund's Assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market after considering all factors relevant to the safekeeping of such assets including, without limitation:

              (i) The Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the controls and procedures for dealing with any Eligible Securities Depository, the method of keeping custodial records, and the security and data protection practices;
              (ii) Whether the Eligible Foreign Custodian has the requisite financial strength to provide reasonable care for the Fund's Assets;
              (iii) The Eligible Foreign Custodian's general reputation and standing; and
              (iv) Whether the Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of such Eligible Foreign Custodian in the United States or such Eligible Foreign Custodian's appointment of an agent for service of process in the United States or consent to jurisdiction in the United States.

The Delegate shall be required to make the foregoing determination to the best of its knowledge and belief based only on information reasonably available to it.

     (b) Contract Administration. The Delegate shall cause that the foreign custody arrangements with an Eligible Foreign Custodian shall be governed by a written contract that the Delegate has determined will provide reasonable care for Fund assets based on the standards applicable to custodians in the relevant market. Each such contract shall, except as set forth in the last paragraph of this subsection (b), include provisions that provide:

              (i) For indemnification or insurance arrangements (or any combination of the foregoing) such that the Fund will be adequately protected against the risk of loss of Assets held in accordance with such contract;
              (ii) That the Fund's Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors, except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of such Custodian arising under bankruptcy, insolvency or similar laws;
              (iii) That beneficial ownership of the Fund's Assets will be freely transferable without the payment of money or value other than for safe custody or administration;
              (iv) That adequate records will be maintained identifying the Fund's Assets as belonging to the Fund or as being held by a third party for the benefit of the Fund;
              (v) That the Fund's independent public accountants will be given access to those records described in (iv) above or confirmation of the contents of such records; and
              (vi) That the Fund will receive sufficient and timely periodic reports with respect to the safekeeping of the Fund's Assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing the Fund's Assets.

         Such contract may contain, in lieu of any or all of the provisions specified in this Section 3 (b), such other provisions that the Delegate determines will provide, in their entirety, the same or a greater level of care and protection for the Fund's Assets as the specified provisions, in their entirety.

     (c) Limitation to Delegated Selection. Notwithstanding anything in this Delegation Schedule to the contrary, the duties under this Section 3 shall apply only to Eligible Foreign Custodians selected by the Delegate and shall not apply to Securities Depositories or to any Eligible Foreign Custodian that the Delegate is directed to use pursuant to Section 7.

     4. Monitoring. The Delegate shall establish a system to monitor at reasonable intervals (but at least annually) the appropriateness of maintaining the Fund's Assets with each Eligible Foreign Custodian that has been selected by the Delegate pursuant to Section 3 of this Delegation Schedule. The Delegate shall monitor the continuing appropriateness of placement of the Fund's Assets in accordance with the criteria established under Section 3(a) of this Delegation Schedule. The Delegate shall monitor the continuing appropriateness of the contract governing the Fund's arrangements in accordance with the criteria established under Section 3(b) of this Delegation Schedule.

     5. Reporting. At least annually and more frequently as mutually agreed between the parties, the Delegate shall provide to the Fund's Board written reports specifying placement of the Fund's Assets with each Eligible Foreign Custodian selected by the Delegate pursuant to Section 3 of this Delegation Schedule and shall promptly report as to any material changes to such foreign custody arrangements. Delegate will prepare such a report with respect to any Eligible Foreign Custodian that the Delegate has been instructed to use pursuant to Section 7 only to the extent specifically agreed with respect to the particular situation. Upon request by the Fund, the Delegate will identify the name, address and principal place of business of any Eligible Foreign Custodian of the Fund's Investments and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Eligible Foreign Custodian.

     6. Withdrawal of Fund's Assets. If the Delegate determines that an arrangement with a specific Eligible Foreign Custodian selected by the Delegate under Section 3 of this Delegation Schedule no longer meets the requirements of said Section, Delegate shall withdraw the Fund's Assets from the non-complying arrangement as soon as reasonably practicable; provided, however, that if in the reasonable judgment of the Delegate, such withdrawal would require liquidation of any of the Fund's Assets or would materially impair the liquidity, value or other investment characteristics of the Fund's Assets, it shall be the duty of the Delegate to provide information regarding the particular circumstances and to act only in accordance with Proper Instructions of an Authorized Person with respect to such liquidation or other withdrawal.

     7. Direction as to Eligible Foreign Custodian. Notwithstanding this Delegation Schedule, the Fund, acting through its Board or its other authorized representative, may direct the Delegate to place and maintain the Fund's Assets with a particular Eligible Foreign Custodian, including without limitation with respect to investment in countries as to which the Custodian will not provide delegation services. In such event, the Delegate will notify the Fund that the Delegate will not provide delegation services in that country. In addition, the Delegate shall be entitled to rely on any such instruction as a Proper Instruction under the terms of the Custodian Agreement and shall have no duties under this Delegation Schedule with respect to such arrangement save those that it may undertake specifically in writing with respect to each particular instance.

     8. Standard of Care. In carrying out its duties under this Delegation Schedule, the Delegate agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for safekeeping the Fund's Assets would exercise.

     9. Representations. The Delegate hereby represents and warrants that it is a U.S. Bank and that this Delegation Schedule has been duly authorized, executed and delivered by the Delegate and is a legal, valid and binding agreement of the Delegate.

     The Fund hereby represents and warrants that its Board of Trustees has determined that it is reasonable to rely on the Delegate to perform the delegated responsibilities provided for herein and that this Delegation Schedule has been duly authorized, executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund.

     10. Effectiveness; termination. This Delegation Schedule shall be effective as of the date on which this Delegation Schedule shall have been accepted by the Delegate, as indicated by the date set forth below the Delegate's signature. This Delegation Schedule may be terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Such termination shall be effective on the 60th day following the date on which the non-terminating party shall receive the foregoing notice. The foregoing to the contrary notwithstanding, this Delegation Schedule shall be deemed to have been terminated concurrently with the termination of the Custodian Agreement.

     11. Notices. Notices and other communications under this Delegation Schedule are to be made in accordance with the arrangements designated for such purpose under the Custodian Agreement unless otherwise indicated in a writing referencing this Delegation Schedule and executed by both parties.

     12. Definitions. Capitalized terms in this Delegation Schedule have the following meanings:

              a. Compulsory Securities Depository - shall mean a Securities Depository the use of which is mandatory (i) under applicable law or regulation; (ii) because securities cannot be withdrawn from the depository; or, (iii) because maintaining securities outside the Securities Depository is not consistent with prevailing custodial practices.

              b. Country Risk - shall have meaning set forth in Section 9.2.1 of the Custodian Agreement.

              c. Eligible Foreign Custodian - shall have the meaning set forth in Rule 17f-5(a)(1) under the 1940 Act and shall also include a U.S. Bank.

              d. Eligible Securities Depository - shall have the meaning set forth in Rule 17f-7(b)(1) under the 1940 Act.

              e. Fund's Assets - shall mean any of the Fund's investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

              f. Proper Instructions - shall have the meaning set forth in the Custodian Agreement.

              g.  Sovereign Risk - shall  have  the meaning set forth in Section
              9.2.2 of the Custodian Agreement.

              h.  U.S. Bank - shall have the meaning set forth in Rule  17f-5(a)
              (7) under the 1940 Act.

     13. Governing Law and Jurisdiction. This Delegation Schedule shall be construed in accordance with the laws of the State of New York.

     14. Fees. Delegate shall perform its functions under this Delegation Schedule for the compensation determined under the Custodian Agreement.

     15. Integration. This Delegation Schedule sets forth all of the Delegate's duties with respect to the selection and monitoring of Eligible Foreign Custodians, the administration of contracts with Eligible Foreign Custodians, the withdrawal of assets from Eligible Foreign Custodians and the issuance of reports in connection with such duties. The terms of the Custodian Agreement shall apply generally as to matters not expressly covered in this Delegation Schedule, including dealings with the Eligible Foreign Custodians in the course of discharge of the Delegate's obligations under the Custodian Agreement.

NOW THEREFORE, the parties have caused this Delegation Schedule to be executed by its duly authorized representatives, effective as of the date written below.



BROWN BROTHERS HARRIMAN & CO.             ON BEHALF OF THE FUNDS INCLUDED IN
                                          THE LIST OF FUNDS ATTACHED TO THE
                                          AMENDED AND RESTATED CUSTODIAN
                                          AGREEMENT

By: /s/ Stokley P. Towles                 By: /s/ Robert D. Snowden
Name:   Stokley P. Towles                 Name:   Robert D. Snowden
Title:  Partner                           Title:  Assistant Treasurer
Date:   June 25, 2001                     Date:   June 25, 2001

                BROWN BROTHERS HARRIMAN - GLOBAL CUSTODY NETWORK
                                    VANGUARD
                         GLOBAL CUSTODY NETWORK LISTING

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------
ARGENTINA      CITIBANK NA, BUENOS AIRES               CVSA
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

AUSTRALIA      NATIONAL AUSTRALIA BANK LTD. (NAB)      Austraclear
               National Australia Bank Agt. 5/1/85     CHESS
               Agreement Amendment 2/13/92             RBA
               Omnibus Amendment 11/22/93

AUSTRIA        BANK AUSTRIA AG                         OeKB
               Creditanstalt Bankverein Agreement
                12/18/89
               Omnibus Amendment 1/17/94

BAHRAIN        HSBC BANK MIDDLE EAST, BAHRAIN FOR      None
               HONGKONG & SHANGHAI BANKING CORP. LTD.
                (HSBC)
               Hongkong & Shanghai Banking Corp.
                Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

BANGLADESH     STANDARD CHARTERED BANK (SCB), DHAKA    None
               Standard Chartered Bank Agreement
                2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

BELGIUM        BANK BRUSSELS LAMBERT (BBL)             CIK
               Banque Bruxelles Lambert Agt. 11/15/90
               Omnibus Amendment 3/1/94

BERMUDA        BANK OF N.T. BUTTERFIELD & SON LTD.     None
               The Bank of N.T. Butterfield & Son Ltd.
               Agreement 5/27/97

BOTSWANA       STANBIC BANK BOTSWANA LTD FOR STANDARD  None
               BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement
                3/11/94
               Subsidiary Amendment 9/29/97

BRAZIL         BANKBOSTON NA, SAO PAULO                CBLC
               The First National Bank of Boston
                Agreement 1/5/88
               Omnibus Amendment 2/22/94
               Amendment 7/29/96

BULGARIA       ING BANK NV, SOFIA                      BNB
               ING Bank N.V. Agreement 9/15/97

CANADA         ROYAL BANK OF CANADA (RBC)              Bank of Canada
               The Royal Bank of Canada Agreement
               2/23/96

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------

CHILE          CITIBANK NA, SANTIAGO                   DCV
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

CHINA          STANDARD CHARTERED BANK (SCB), SHENZHEN SSCC
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

CHINA          STANDARD CHARTERED BANK (SCB), SHANGHAI SSCCRC
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

COLOMBIA       CITITRUST COLOMBIA SA, SOCIEDAD         DCV
               FIDUCIARIA FOR CITIBANK NA
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, N.A./Cititrust Colombia Agreement 12/2/91 Citibank, N.A. Subsidiary Amendment 10/19/95

CROATIA        BANK AUSTRIA CREDITANSTALT CROATIA DD   SDA
               FOR BANK AUSTRIA AG                     CNB
               Creditanstalt Bankverein Agreement      Ministry of Finance
                12/18/89
               Omnibus Amendment 1/17/94
               Creditanstalt AG / Bank Austria
                Creditanstalt Croatia d.d. Agt. 9/1/98

CYPRUS         CYPRUS POPULAR BANK LTD.                None
               (aka Laiki Bank)
               Cyprus Popular Bank Ltd. Agt. 2/18/98
               ***BBH'S RESPONSIBILITY FOR THIS SUBCUSTODIAN IS CONDITIONED ON THE ABILITY OF BBH TO RECOVER FROM THE SUBCUSTODIAN. IN ADDITION, BBH DOES NOT ACCEPT DELEGATION IN THIS MARKET.***

CZECH REPUBLIC CITIBANK AS FOR CITIBANK NA             CNB-TKD System
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank NA / Citibank AS Agreement
                6/24/96

DENMARK        DANSKE BANK                             VP
               Den Danske Bank Agreement 1/1/89
               Omnibus Amendment 12/1/93

ECUADOR        CITIBANK NA, QUITO                      DECEVALE
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, Quito Side Letter 7/3/95

EGYPT          CITIBANK NA, CAIRO                      MCSD
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

FINLAND        MERITA BANK PLC                         FCSD
               Union Bank of Finland Agreement 2/27/89
               Omnibus Amendment 4/6/94

FRANCE         CREDIT AGRICOLE INDOSUEZ (CAI)          BdF
               Banque Indosuez Agreement 7/19/90
               Omnibus Amendment 3/10/94

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------
GERMANY        DRESDNER BANK                           CBF
               Dresdner Bank Agreement 10/6/95

GHANA          MERCHANT BANK (GHANA) LIMITED FOR       None
               STANDARD BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa
                Agreement 3/11/94
               ***BBH'S RESPONSIBILITY FOR THIS SUBCUSTODIAN IS CONDITIONED ON THE ABILITY OF BBH TO RECOVER FROM THE SUBCUSTODIAN. IN ADDITION, BBH DOES NOT ACCEPT DELEGATION IN THIS MARKET.***

GREECE         CITIBANK NA, ATHENS                     CSD
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

HONG KONG      HONGKONG & SHANGHAI BANKING             CMU
               CORPORATION LTD.
               Hongkong & Shanghai Banking Corp.
                Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

HUNGARY        CITIBANK BUDAPEST RT. FOR CITIBANK NA   KELER Ltd.
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, N.A. Subsidiary Amendment 10/19/95
               Citibank, N.A. / Citibank Budapest
                Agreement 6/23/92
               Citibank, N.A. / Citibank Budapest
                Amendment 9/29/92

INDIA          DEUTSCHE BANK AG, MUMBAI                NSDL
               Deutsche Bank Agreement 8/21/96
               Deutsche Bank Agreement 2/19/96

INDONESIA      CITIBANK NA, JAKARTA                    PT KSEI
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

IRELAND        ALLIED IRISH BANKS PLC (AIB)            CREST
               Allied Irish Banks Agreement 1/10/89
               Omnibus Amendment 4/8/94

ISRAEL         BANK HAPOALIM BM                        TASECH
               Bank Hapoalim Agreement 8/27/92

ITALY          INTESA BCI SPA                          Monte Titoli S.P.A.
               Banca Commerciale Italiana Agreement
                5/8/89
               Agreement Amendment 10/8/93
               Omnibus Amendment 12/14/93

JAPAN          BANK OF TOKYO - MITSUBISHI, LTD. (BTM)  BoJ
               Bank of Tokyo - Mitsubishi Agreement
                6/17/96

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------
JORDAN         HSBC BANK MIDDLE EAST, JORDAN FOR       None
               HONGKONG & SHANGHAI BANKING CORP. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side letter Agreement dated 7/28/97

KENYA          STANBIC BANK KENYA LIMITED FOR STANDARD None
               BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement
                3/11/94
               Subsidiary Amendment 9/29/97

KOREA          CITIBANK NA, SEOUL                      KSD
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, Seoul Agreement Supplement
                10/28/94

LEBANON        HSBC BANK MIDDLE EAST, LEBANON FOR      Midclear
               HONGKONG & SHANGHAI BANKING CORP. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side letter Agreement dated 7/28/97

LUXEMBOURG     KREDIETBANK LUXEMBOURG (KBL)            CBL
               Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA       HSBC BANK MALAYSIA BERHAD (HBMB)        BNM
               FOR HONGKONG SHANGHAI BANKING CORP.
               (HSBC)
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               Malaysia Subsidiary Supplement 5/23/94
               Side letter Agreement dated 7/28/97

MAURITIUS      HONGKONG & SHANGHAI BANKING CORP. LTD.  CDS
               (HSBC), MAURITIUS
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

MEXICO         CITIBANK MEXICO SA FOR CITIBANK NA      Banxico
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank Mexico, S.A. Amendment 2/28/95

MOROCCO        CITIBANK MAGHREB, CASABLANCA FOR        MCLR
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Side Letter Agreement pending

NAMIBIA        STANDARD BANK NAMIBIA FOR STANDARD BANK None
               OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement
                3/11/94
               Subsidiary Amendment 10/3/96

NETHERLANDS    FORTIS BANK                             NECIGEF
               MeesPierson NV Agreement 6/4/99

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------
NEW ZEALAND    NATIONAL AUSTRALIA BANK LTD. (NAB),     NZCSD
               AUCKLAND
               National Australia Bank Agt. 5/1/85
               Agreement Amendment 2/13/92
               Omnibus Amendment 11/22/93
               New Zealand Addendum 3/7/89

NORWAY         DEN NORSKE BANK                         VPS
               Den norske Bank Agreement 11/16/94

OMAN           HSBC BANK MIDDLE EAST, OMAN FOR         MDSRC
               HONGKONG & SHANGHAI BANKING CORP. LTD.
               (HSBC)
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side letter Agreement dated 7/28/97

PAKISTAN       STANDARD CHARTERED BANK (SCB), KARACHI  CDC
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

PERU           CITIBANK NA, LIMA                       CAVALI
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

PHILIPPINES    CITIBANK NA, MANILA                     PCD
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

POLAND         BANK HANDLOWY W WARSZA WIE SA (BHW)     CRBS
               FOR CITIBANK NA
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank Subsidiary Amendment 10/30/95
               Citibank, N.A. / Citibank Poland S.A.
                Agt. 11/6/92

PORTUGAL       BANCO COMERCIAL PORTUGUES SA (BCP)      CVM
               Banco Comercial Portugues 5/18/98

ROMANIA        ING BANK NV, BUCHAREST                  BSE
               ING Bank N.V. Agreement 9/29/97         NBR
                                                       SNCDD

RUSSIA         CREDIT SUISSE FIRST BOSTON AO (CSFB AO) VTB
               FOR CREDIT SUISSE, ZURICH
               Credit Suisse First Boston Agreement
                8/18/99
               Credit Suisse, Zurich Agreement 4/30/96
               ***REQUIRES SIGNED AMENDMENT TO THE CUSTODIAN AGREEMENT PRIOR TO INVESTMENT.***

RUSSIA         CITIBANK T/O FOR CITIBANK NA            VTB
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, N.A. Subsidiary Amendment
                10/19/95
               Citibank N.A. / Citibank T/O Agt. 6/16/97
               Side Letter Agt. 8/18/97
               ***REQUIRES SIGNED AMENDMENT TO THE CUSTODIAN AGREEMENT PRIOR TO INVESTMENT.***

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------
SINGAPORE      HONGKONG & SHANGHAI BANKING CORP. LTD.  CDP
               (HSBC), SINGAPORE
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

SLOVAKIA       ING BANK NV, BRATISLAVA                 NBS
               ING Bank N.V. Agreement 9/1/98

SLOVENIA       BANK AUSTRIA CREDITANSTALT DD LJUBLJANA KDD
               Creditanstalt Bankverein Agreement
                12/18/89
               Omnibus Amendment 1/17/94
               Master Subcustodian Agreement 4/17/98
               Amendment dated 4/17/98
               Amendment dated 10/14/98

SOUTH AFRICA   STANDARD BANK OF SOUTH AFRICA (SBSA)    CDL
               Standard Bank of South Africa Agreement
                3/11/94

SPAIN          BANCO SANTANDER CENTRAL HISPANO SA      Banco de Espana
               (BSCH)
               Banco de Santander Agreement 12/14/88

SRI LANKA      HONGKONG & SHANGHAI BANKING CORP. LTD.  CDS
               (HSBC), COLOMBO
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

SWAZILAND      STANDARD BANK SWAZILAND LTD FOR         None
               STANDARD BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement
                3/11/94
               Subsidiary Amendment 9/29/97

SWEDEN         SKANDINAVISKA ENSKILDA BANKEN (SEB)     VPC
               Skandinaviska Enskilden Banken Agreement
                2/20/89
               Omnibus Amendment 12/3/93

SWITZERLAND    UBS AG                                  SIS
               Union Bank of Switzerland Agreement
                12/20/88
               Omnibus Amendment 11/29/94

TAIWAN         STANDARD CHARTERED BANK (SCB), TAIPEI   TSCD
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

THAILAND       HONGKONG & SHANGHAI BANKING CORP. LTD.  TSDC
               (HSBC), BANGKOK
               Hongkong & Shanghai Banking Corp. Agt.
                4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

TRANSNATIONAL  BROWN BROTHERS HARRIMAN & CO. (BBH&CO.) CBL

TURKEY         CITIBANK NA, ISTANBUL                   CBT
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------
UNITED KINGDOM HSBC BANK PLC                           CMO
               Midland Bank Agreement 8/8/90
               Omnibus Amendment 12/15/93

URUGUAY        BANKBOSTON NA, MONTEVIDEO               None
               The First National Bank of Boston
                Agreement 1/5/88
               Omnibus Amendment 2/22/94
               Amendment 7/29/96
               Uruguay Amendment 10/18/96

VENEZUELA      CITIBANK NA, CARACAS                    CVV
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

ZAMBIA         STANBIC BANK ZAMBIA LTD FOR STANDARD    BoZ
               BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement
                3/11/94
               Subsidiary Amendment 10/3/96

ZIMBABWE       STANBIC BANK ZIMBABWE LTD FOR STANDARD  None
               BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement
                3/11/94
               Subsidiary Amendment 10/3/96

                BROWN BROTHERS HARRIMAN - GLOBAL CUSTODY NETWORK
                                    VANGUARD
                         SUBCUSTODIAN LIABILITY APPENDIX

COUNTRY        SUBCUSTODIAN                            DEPOSITORIES
-------        ------------                            ------------

CYPRUS         THE CYPRUS POPULAR BANK LTD.            None
               (aka Laiki Bank)
                 Cyprus Popular Bank Ltd. Agt. 2/18/98

GHANA          MERCHANT BANK (GHANA) LIMITED FOR       None
               STANDARD BANK OF SOUTH AFRICA (SBSA)
                 Standard Bank of South Africa
                 Agreement 3/11/94

            AMENDMENT TO THE AMENDED AND RESTATED CUSTODIAN AGREEMENT


AMENDMENT entered into as of this 16th day of August, 2007 to the Amended and Restated Custodian Agreement between certain open-ended management investment companies (each investment company a "Fund") on behalf of certain of their series and BROWN BROTHERS HARRIMAN & CO. (the "Custodian") dated as of June 25, 2001 (the "Agreement").


     In consideration of the Custodian's offering subcustodial services to the Fund in Russia, the Fund and the Custodian agree that the Agreement is hereby amended as follows:


          1. SECTION 5. SAFEKEEPING OF FUND ASSETS is amended by the addition of the following phrase at the end of said Section:
         "The Custodian's responsibility for safekeeping equity securities of Russian issuers ("Russian Equities") hereunder shall be limited to the safekeeping of relevant share extracts from the share registration books maintained by the entities providing share registration services to issuers of Russian Equities (each a "Registrar") indicating an investor's ownership of such securities (each a "Share Extract")."

                                          .
         2. SECTION 5.1 USE OF SECURITIES DEPOSITORIES is amended by the addition of the following at the end of said Section:

                 "With respect to Russia, the Fund hereby expressly acknowledges that a Subcustodian for Russian securities may from time to time delegate any of its duties and responsibilities to any securities depository, clearing agency, share registration agent or sub-subcustodian (collectively, "Russian Agent") in Russia, including without limitation Rosvneshtorgbank (also called Vneshtorgbank RF) ("VTB"). The Fund acknowledges that the rights of the Subcustodian against any such Russian Agent may consist only of a contractual claim against the Russian Agent.
                 Notwithstanding any provision of this Agreement to the contrary, neither the Custodian nor the Subcustodian shall be responsible or liable to the Fund or its shareholders for the acts or omissions of any such Russian Agent In the event of a loss of securities or cash held on behalf of a Fund through any Russian Agent, the Custodian shall not be responsible to the Fund or its shareholders unless and to the extent it in fact recovers from the Subcustodian."

         3. SECTION 5.4 BOOK ENTRY ASSETS, is amended by the addition of the following at the end of said Section:
                 "With respect to Russian Equities, the Custodian shall instruct a Subcustodian to endeavor to assure that registration thereof shall be reflected on the books of the issuer's Registrar, subject to the following conditions, but shall in no event be liable for losses or costs incurred as a result of delays or failures in the registration process, including without limitation the inability to obtain or enforce relevant Share Extracts, unless such losses or costs are a consequence of the Custodian's negligence, bad faith or willful misconduct Such registration may be in the name of a nominee of a Subcustodian In the event registration is in the name of a Fund, the Fund hereby acknowledges that only the Custodian or Subcustodian may give instructions to the Registrar to transfer or engage in other transactions involving the Russian Equities so registered.
                 A Subcustodian may from time to time enter into contracts with Registrars with respect to the registration of Russian Equities ("Registrar Contracts"). Such Registrar Contracts shall provide for (i) regular (but in no event less than quarterly ) share confirmations by the Subcustodian, (ii) registrations within set timeframes, (iii) use of a Subcustodian's nominee name, (iv) direct access by auditors of the Subcustodian or its clients to share registers, and (v) specification of the Registrar's responsibilities and liabilities. It is hereby acknowledged and agreed that the Custodian does not represent or warrant that such Registrar Contracts are enforceable.
                 If the Fund instructs the Custodian to settle a purchase of a Russian Equity, the Custodian will instruct a Subcustodian to endeavor on a best efforts basis to reregister the Russian Equity and obtain a Share Extract in a timely manner.
                 After completion of reregistration of a Russian Equity in respect of which a Subcustodian has entered into a Registrar Contract, the Custodian shall instruct the Subcustodian to monitor such registrar on a best efforts basis and to notify the Custodian upon the Subcustodian obtaining knowledge of the occurrence of any of the following events ("Registrar Events"): (i) a Registrar has eliminated a shareholder from the register or has altered registration records and that shareholder alleges that such elimination or alteration was unlawful; (ii) a Registrar has refused to register securities in the name of a particular purchaser and the purchaser or seller has alleged that the registrar's refusal to so register was unlawful; (iii) a Registrar holds for its own account shares of an issuer for which it serves as registrar, (iv) if a Registrar Contract is in effect with a Registrar, the Registrar notifies the Subcustodian that it will no longer be able materially to comply with the terms of the Registrar Contract; or (v) if a Registrar Contract is in effect with a Registrar, the Registrar has materially breached such Contract. The Custodian shall inform the Fund of the occurrence of a Registrar Event provided the Custodian has in fact received actual notice thereof from the Subcustodian.
                 It shall be the sole responsibility of the Fund to contact the Custodian prior to executing any transaction in a Russian Equity to determine whether a Registrar Contract exists in respect of such issuer.
                 If the Fund instructs the Custodian by Proper Instruction to settle a purchase of a Russian Equity in respect of which the Subcustodian has not entered into a Registrar Contract, then the Custodian shall instruct the Subcustodian to endeavor to settle such transaction in accordance with the Proper Instruction and with the provisions of Section 6.1 of this Agreement, notwithstanding the absence of any such Registrar Contract and without the Custodian being required to notify the Fund that no such Registrar Contract is then in effect, and it being understood that neither the Custodian nor the Subcustodian shall be required to follow the procedure set forth in the second preceding paragraph."

          4. SECTION 6. ADMINISTRATIVE DUTIES OF THE CUSTODIAN is amended by the addition of the following at the end of said Section:

         "With respect to Russia, the Fund hereby expressly acknowledges the nominee concept of account ownership is not recognized in Russia. Although the account with the Subcustodian will be opened in the name of BBH&Co. in the name of the Fund and on the Fund's behalf as custodian, the Fund may not be considered the beneficial owner of the assets in that account under Russian law.
         The Fund hereby expressly acknowledges that an unincorporated entity may not be recognized as a legal entity in Russia In addition, only recognized legal entities may grant a power of attorney to a custodian in Russia. Accordingly, market participants (i.e. registrars) (i) may not recognize an unincorporated entity as a valid legal entity in Russia, (ii) may require documentation in support of legal status that does not exist based upon an unincorporated entity legal structure under applicable law, or (iii) may refuse to accept the supporting documentation that an unincorporated entity provides. In addition and based upon entity status and/or an inability to produce requested or adequate documentation in support of legal status, third parties in Russia (i) may refuse to accept a power of attorney given by us to Subcustodian for the purpose of exercising voting and other rights on our behalf in connection with Russian securities undergoing corporate actions, and (ii) may not pay or may delay receipt of entitlements to our account."

         5. SECTION 6.1 PURCHASE OF INVESTMENTS is amended by the addition of the following at the end of said Section:
                  "Without limiting the generality of the foregoing, the following provisions shall apply with respect to settlement of purchases of securities in Russia. Unless otherwise instructed by Proper Instructions acceptable to the Custodian, the Custodian shall only authorize a Subcustodian to make payment for purchases of Russian Equities upon receipt of the relevant Share Extract in respect of the Portfolio's purchases. With respect to securities other than Russian Equities, settlement of purchases shall be made in accordance with securities processing or settlement practices which the Custodian in its discretion determines to be a market practice. The Custodian shall only be responsible for securities purchased upon actual receipt of such securities at the premises of its Subcustodian, provided that the Custodian's responsibility for securities represented by Share Extracts shall be limited to the safekeeping of the relevant Share Extract upon actual receipt of such Share Extract at the premises of the Subcustodian"

         6. SECTION 6.2 SALE OF INVESTMENTS amended by the addition of the following at the end of said Section:
                 "Without limiting the generality of the foregoing, the following provisions shall apply with respect to settlement of sales of securities in Russia Unless otherwise expressly instructed by Proper Instructions acceptable to the Custodian, settlement of sales of securities shall be made in accordance with securities processing or settlement practices which the Custodian in its discretion determines to be a market practice. The Fund hereby expressly acknowledges that such market practice might require delivery of securities prior to receipt of payment and that the Fund bears the risk of payment in instances where delivery of securities is made prior to receipt of payment therefor in accordance with Proper Instructions received by the Custodian or pursuant to the Custodian's determination in its discretion that such delivery is in accordance with market practice. The Custodian shall not be responsible for any securities delivered from the premises of the Subcustodian from the time they leave such premises."


         7. SECTION 6.13 TAXES is amended by the insertion of the following at the end of said Section:

               "It is agreed that the Fund shall be responsible for preparation and filing of tax returns, reports and other documents on any activities it undertakes in Russia which are required under applicable law to be filed by the Fund with any relevant governmental or other authority in Russia and for the payment of any taxes, levies, duties or similar liability the Fund is required under applicable law to pay to any relevant governmental authority in Russia in respect of property held or sold in Russia or of payments or distributions received in respect thereof in Russian


         8. A NEW SECTION 16.15 RISK ACKNOWLEDGMENT is added after the end of the said Section 16.14:
               "The Fund hereby acknowledges and represents to the Custodian that it has undertaken its own review of the risks associated with investment in Russia and has concluded that such investment is appropriate for the Fund and in no way conflicts with the Fund's constitutive documents, investment objective, duties to its shareholders or with any regulatory requirements applicable to the Fund."

        MISCELLANEOUS

                  a) Other than as amended hereby, all terms and provisions of the Agreement are hereby ratified and affirmed as of the date hereof and are hereby extended to give effect to the terms hereof.

                  b) By signing below where indicated, each of the Custodian and the Fund hereby ratifies and affirms each of the respective representations and warranties set forth in the Agreement and confirms that each such respective representation and warranty remains true and correct as of the date hereof.

                  c) Upon receipt by the Custodian of a fully executed copy of this Amendment, this Amendment shall be deemed to be executed as an instrument under seal and governed by such laws as provided in the Agreement. This Amendment may be executed in original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment. This Amendment together with the Agreement represents the entire agreement and understanding of the parties hereto.

 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


The undersigned acknowledges that (I/we) have received a copy of this document


BROWN BROTHERS HARRIMAN & CO.                        VANGUARD INTERNATIONAL EQUITY
                                                     INDEX FUNDS




BY: /s/ Meade Reynolds                                 BY: /s/ Thomas J Higgins
------------------------------------    ---------------------------------------------
                                                On behalf of the series included
                                                on Schedule
                                                A attached hereto

                                                Title: Treasurer
                                                --------------------------------


                                   Schedule A



Vanguard Emerging Markets Stock Index Fund
Vanguard FTSE All-World ex US-Index Fund

                                  LIST OF FUNDS
                   AMENDED SCHEDULE TO THE CUSTODIAN AGREEMENT
                                     BETWEEN
           CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS")
                        and BROWN BROTHERS HARRIMAN & CO.
The following is a list of Funds and their Series for which the Custodian serves under an Amended Custodian Agreement dated as of June 25, 2001 (the
                                 "Agreement"):

                 The following series of Vanguard Horizon Funds:
                           Vanguard Global Equity Fund
       The following series of Vanguard International Equity Index Funds:
                   Vanguard Emerging Markets Stock Index Fund
                       Vanguard European Stock Index Fund
                    Vanguard FTSE All-World ex-US Index Fund
                        Vanguard Pacific Stock Index Fund

               The following series of Vanguard Montgomery Funds:
                          Vanguard Market Neutral Fund

               The following series of Vanguard Tax-Managed Funds
                     Vanguard Tax-Managed International Fund

             The following series of Vanguard Trustees' Equity Fund:
                        Vanguard International Value Fund

              The following series of Vanguard Valley Forge Funds:
                    Vanguard Managed Payout Real Growth Fund
                  Vanguard Managed Payout Moderate Growth Fund
                Vanguard Managed Payout Capital Preservation Fund

           The following series of Vanguard Variable Insurance Funds:
                             International Portfolio

                  The following series of Vanguard World Funds:
                   Vanguard Consumer Discretionary Index Fund
                      Vanguard Consumer Staples Index Fund
                           Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                         Vanguard Health Care Index Fund
                         Vanguard Industrials Index Fund
                   Vanguard Information Technology Index Fund
                          Vanguard Materials Index Fund
                        Vanguard Mega Cap 300 Index Fund
                     Vanguard Mega Cap 300 Growth Index Fund
                     Vanguard Mega Cap 300 Value Index Fund
                 Vanguard Telecommunication Services Index Fund
                          Vanguard Utilities Index Fund

IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds on October 10, 2007.


FUNDS                                BROWN BROTHERS HARRIMAN & CO.

By: /s/Thomas J. Higgins             By: /s/James R. Kent
------------------------             ---------------------
Name: Thomas J. Higgins              Name: James R. Kent

Title: Treasurer                     Title: Managing Director

                         LIST OF FUNDS
          AMENDED SCHEDULE TO THE CUSTODIAN AGREEMENT
                            BETWEEN
  CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS")
               and BROWN BROTHERS HARRIMAN & CO.
The following is a list of Funds and their Series for which the Custodian serves
under  an  Amended   Custodian   Agreement  dated  as  of  June  25,  2001  (the
"Agreement"):

                The following series of Vanguard Horizon Funds:
                          Vanguard Global Equity Fund
       The following series of Vanguard International Equity Index Funds:
                   Vanguard Emerging Markets Stock Index Fund
                       Vanguard European Stock Index Fund
                    Vanguard FTSE All-World ex-US Index Fund
                       Vanguard Pacific Stock Index Fund

               The following series of Vanguard Montgomery Funds:
                          Vanguard Market Neutral Fund

               The following series of Vanguard Tax-Managed Funds
                    Vanguard Tax-Managed International Fund

             The following series of Vanguard Trustees' Equity Fund:
                        Vanguard International Value Fund

              The following series of Vanguard Valley Forge Funds:
                   Vanguard Managed Payout Growth Focus Fund
              Vanguard Managed Payout Growth and Distribution Fund
                Vanguard Managed Payout Distribution Focus Fund

           The following series of Vanguard Variable Insurance Funds:
                            International Portfolio

                 The following series of Vanguard World Funds:
                   Vanguard Consumer Discretionary Index Fund
                      Vanguard Consumer Staples Index Fund
                           Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                        Vanguard Health Care Index Fund
                        Vanguard Industrials Index Fund
                   Vanguard Information Technology Index Fund
                         Vanguard Materials Index Fund
                        Vanguard Mega Cap 300 Index Fund
                    Vanguard Mega Cap 300 Growth Index Fund
                     Vanguard Mega Cap 300 Value Index Fund
                 Vanguard Telecommunication Services Index Fund
                         Vanguard Utilities Index Fund


IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds on March 6, 2008

FUNDS                                   BROWN BROTHERS HARRIMAN & CO.
By: /s/Thomas J. Higgins                By: /s/James R. Kent
------------------------                --------------------
Name: Thomas J. Higgins                 Name: James R. Kent
Title: Treasurer                        Title:Treasurer

                                 LIST OF FUNDS

                  AMENDED SCHEDULE TO THE CUSTODIAN AGREEMENT

                                    BETWEEN

           CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS")
                       and BROWN BROTHERS HARRIMAN & CO.

The following is a list of Funds and their Series for which the Custodian serves under an
   Amended Custodian Agreement dated as of June 25, 2001 (the "Agreement"):

                The following series of Vanguard Horizon Funds:
                          Vanguard Global Equity Fund

       The following series of Vanguard International Equity Index Funds:
                   Vanguard Emerging Markets Stock Index Fund
                       Vanguard European Stock Index Fund
                    Vanguard FTSE All-World ex-US lndex Fund
                       Vanguard Pacific Stock Index Fund
                     Vanguard Total World Stock Index Fund

               The following series of Vanguard Montgomery Funds:
                          Vanguard Market Neutral Fund

               The following series of Vanguard Tax-Managed Funds
                    Vanguard Tax-Managed International Fund

            The following series of Vanguard Trustees' Equity Fund:
                       Vanguard International Value Fund

              The following series of Vanguard Valley Forge Funds:
                   Vanguard Managed Payout Growth Focus Fund
              Vanguard Managed Payout Growth and Distribution Fund
                Vanguard Managed Payout Distribution Focus Fund

           The following series of Vanguard Variable Insurance Funds
                            International Portfolio

                 The following series of Vanguard World Funds:
                   Vanguard Consumer Discretionary lndex Fund
                      Vanguard Consumer Staples lndex Fund
                           Vanguard Energy lndex Fund
                         Vanguard Financials Index Fund
                        Vanguard Health Care Index Fund
                        Vanguard Industrials Index Fund
                   Vanguard Information Technology Index Fund
                         Vanguard Materials Index Fund
                        Vanguard Mega Cap 300 Index Fund
                    Vanguard Mega Cap 300 Growth Index Fund
                     Vanguard Mega Cap 300 Value lndex Fund
                 Vanguard Telecommunication Services lndex Fund
                         Vanguard Utilities Index Fund

IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds on April 21, 2008.


FUNDS                                   BROWN BROTHERS HARRIMAN & CO.
By: /s/Thomas J. Higgins                By: /s/F. Meade Reynolds
------------------------                ------------------------
Name: Thomas J. Higgins                 Name: F. Meade Reynolds
Title: Treasurer                        Title: Managing Director

                                  LIST OF FUNDS
                   AMENDED SCHEDULE TO THE CUSTODIAN AGREEMENT
                                     BETWEEN
           CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS")
                        and BROWN BROTHERS HARRIMAN & CO.
The following is a list of Funds and their Series for which the Custodian serves under an Amended Custodian Agreement dated as of June 25, 2001 (the "Agreement"):

                 The following series of Vanguard Horizon Funds:
                           Vanguard Global Equity Fund

       The following series of Vanguard International Equity Index Funds:
                   Vanguard Emerging Markets Stock Index Fund
                       Vanguard European Stock Index Fund
                    Vanguard FTSE All-World ex-US Index Fund
               Vanguard FTSE All-World ex-US Small-Cap Index Fund
                        Vanguard Pacific Stock Index Fund
                      Vanguard Total World Stock Index Fund

               The following series of Vanguard Montgomery Funds:
                          Vanguard Market Neutral Fund

                  The following series of Vanguard STAR Funds:
                      Vanguard Developed Markets Index Fund
               Vanguard Institutional Developed Markets Index Fund

               The following series of Vanguard Tax-Managed Funds
                     Vanguard Tax-Managed International Fund

             The following series of Vanguard Trustees' Equity Fund:
                        Vanguard International Value Fund

              The following series of Vanguard Valley Forge Funds:
                    Vanguard Managed Payout Growth Focus Fund
              Vanguard Managed Payout Growth and Distribution Fund
                 Vanguard Managed Payout Distribution Focus Fund

           The following series of Vanguard Variable Insurance Funds:
                             International Portfolio

                  The following series of Vanguard World Funds:
                   Vanguard Consumer Discretionary Index Fund
                      Vanguard Consumer Staples Index Fund
                           Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                         Vanguard Health Care Index Fund
                         Vanguard Industrials Index Fund
                   Vanguard Information Technology Index Fund
                          Vanguard Materials Index Fund
                        Vanguard Mega Cap 300 Index Fund
                     Vanguard Mega Cap 300 Growth Index Fund
                     Vanguard Mega Cap 300 Value Index Fund
                 Vanguard Telecommunication Services Index Fund
                          Vanguard Utilities Index Fund


IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds on ___April 30__________, 2009.


FUNDS                                       BROWN BROTHERS HARRIMAN & CO.
By: __/s/Thomas J. Higgins_______           By: ____/s/F. Meade Reynolds_____
Name: Thomas J. Higgins                     Name: ___F. Meade Reynolds_______
Title: Chief Financial Officer              Title: __Managing Director_______

                                  LIST OF FUNDS
                   AMENDED SCHEDULE TO THE CUSTODIAN AGREEMENT
                                     BETWEEN
           CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS")
                        and BROWN BROTHERS HARRIMAN & CO.
The following is a list of Funds and their Series for which the Custodian serves under an Amended Custodian Agreement dated as of June 25, 2001 (the
                                 "Agreement"):

                 The following series of Vanguard Horizon Funds:
                           Vanguard Global Equity Fund

                  The following series of Vanguard Index Funds:
                             Vanguard 500 Index Fund
                       Vanguard Extended Market Index Fund
                          Vanguard Large-Cap Index Fund
                           Vanguard Mid-Cap Index Fund
                      Vanguard Small-Cap Growth Index Fund
                       Vanguard Small-Cap Value Index Fund
                            Vanguard Value Index Fund
       The following series of Vanguard International Equity Index Funds:
                   Vanguard Emerging Markets Stock Index Fund
                       Vanguard European Stock Index Fund
                    Vanguard FTSE All-World ex-US Index Fund
               Vanguard FTSE All-World ex-US Small-Cap Index Fund
                        Vanguard Pacific Stock Index Fund
                      Vanguard Total World Stock Index Fund

               The following series of Vanguard Montgomery Funds:
                          Vanguard Market Neutral Fund

                  The following series of Vanguard STAR Funds:
                      Vanguard Developed Markets Index Fund
               Vanguard Institutional Developed Markets Index Fund

               The following series of Vanguard Specialized Funds:
                            Vanguard REIT Index Fund

               The following series of Vanguard Tax-Managed Funds:
                 Vanguard Tax-Managed Capital Appreciation Fund
                   Vanguard Tax-Managed Growth and Income Fund
                     Vanguard Tax-Managed International Fund
                       Vanguard Tax-Managed Small-Cap Fund

             The following series of Vanguard Trustees' Equity Fund:
                        Vanguard International Value Fund

              The following series of Vanguard Valley Forge Funds:
                    Vanguard Managed Payout Growth Focus Fund
              Vanguard Managed Payout Growth and Distribution Fund
                 Vanguard Managed Payout Distribution Focus Fund

           The following series of Vanguard Variable Insurance Funds:
                             International Portfolio

                  The following series of Vanguard World Fund:
                   Vanguard Consumer Discretionary Index Fund
                      Vanguard Consumer Staples Index Fund
                           Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                         Vanguard Health Care Index Fund
                         Vanguard Industrials Index Fund
                   Vanguard Information Technology Index Fund
                          Vanguard Materials Index Fund
                        Vanguard Mega Cap 300 Index Fund
                     Vanguard Mega Cap 300 Growth Index Fund
                     Vanguard Mega Cap 300 Value Index Fund
                 Vanguard Telecommunication Services Index Fund
                          Vanguard Utilities Index Fund


IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds on ____8/12_____________, 2009.

FUNDS                                       BROWN BROTHERS HARRIMAN & CO.
By: __/s/Kathryn J. Hyatt_______           By: ____/s/Patricia R. Fallan_____
Name: Kathryn J. Hyatt                     Name: ___Patricia R. Fallan_______
Title: Treasurer                           Title: __Managing Director_______

                                 LIST OF FUNDS
                  AMENDED SCHEDULE TO THE CUSTODIAN AGREEMENT
                                    BETWEEN
           CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS")
                       and BROWN BROTHERS HARRIMAN & CO.

The following is a list of Funds and their Series for which the Custodian serves under an Amended Custodian Agreement dated as of June 25, 2001 (the "Agreement"):

                 The following series of Vanguard Explorer Fund:
                             Vanguard Explorer Fund

                 The following series of Vanguard Fenway Funds:
                           Vanguard Equity Income Fund

                 The following series of Vanguard Horizon Funds:
                           Vanguard Global Equity Fund

                  The following series of Vanguard Index Funds:
                             Vanguard 500 Index Fund
                       Vanguard Extended Market Index Fund
                          Vanguard Large-Cap Index Fund
                           Vanguard Mid-Cap Index Fund
                      Vanguard Small-Cap Growth Index Fund
                       Vanguard Small-Cap Value Index Fund
                            Vanguard Value Index Fund

           The following series of Vanguard Institutional Index Funds:
              Vanguard Institutional Total Stock Market Index Fund
       The following series of Vanguard International Equity Index Funds:
                   Vanguard Emerging Markets Stock Index Fund
                       Vanguard European Stock Index Fund
                    Vanguard FTSE All-World ex-US Index Fund
               Vanguard FTSE All-World ex-US Small-Cap Index Fund
                        Vanguard Pacific Stock Index Fund
                      Vanguard Total World Stock Index Fund

                 The following series of Vanguard Malvern Funds:
                         Vanguard Asset Allocation Fund
                           Vanguard Capital Value Fund
                            Vanguard U.S. Value Fund

               The following series of Vanguard Montgomery Funds:
                          Vanguard Market Neutral Fund

              The following series of Vanguard Morgan Growth Fund:
                           Vanguard Morgan Growth Fund

                  The following series of Vanguard STAR Funds:
                      Vanguard Developed Markets Index Fund
               Vanguard Institutional Developed Markets Index Fund

               The following series of Vanguard Specialized Funds:
                          Vanguard Dividend Growth Fund
                              Vanguard Energy Fund
                            Vanguard REIT Index Fund

               The following series of Vanguard Tax-Managed Funds:
                 Vanguard Tax-Managed Capital Appreciation Fund
                   Vanguard Tax-Managed Growth and Income Fund
                     Vanguard Tax-Managed International Fund
                       Vanguard Tax-Managed Small-Cap Fund

             The following series of Vanguard Trustees' Equity Fund:
                        Vanguard Diversified Equity Fund
                        Vanguard International Value Fund

              The following series of Vanguard Valley Forge Funds:
                    Vanguard Managed Payout Growth Focus Fund
              Vanguard Managed Payout Growth and Distribution Fund
                 Vanguard Managed Payout Distribution Focus Fund

           The following series of Vanguard Variable Insurance Funds:
                             Equity Income Portfolio
                             International Portfolio
                       Total Stock Market Index Portfolio

                The following series of Vanguard Whitehall Funds:
                          Vanguard Mid-Cap Growth Fund

                 The following series of Vanguard Windsor Funds:
                              Vanguard Windsor Fund
                            Vanguard Windsor II Fund

                  The following series of Vanguard World Fund:
                   Vanguard Consumer Discretionary Index Fund
                      Vanguard Consumer Staples Index Fund
                           Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                         Vanguard Health Care Index Fund
                         Vanguard Industrials Index Fund
                   Vanguard Information Technology Index Fund
                          Vanguard Materials Index Fund
                        Vanguard Mega Cap 300 Index Fund
                     Vanguard Mega Cap 300 Growth Index Fund
                     Vanguard Mega Cap 300 Value Index Fund
                 Vanguard Telecommunication Services Index Fund
                            Vanguard U.S. Growth Fund
                          Vanguard Utilities Index Fund
IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds on ____9/3_____________, 2009.

FUNDS                                       BROWN BROTHERS HARRIMAN & CO.
By: __/s/Kathryn J. Hyatt_______           By: ____/s/Patricia R. Fallan_____
Name: Jean Drabick                         Name: ___Patricia R. Fallan_______
Title: Asst. Treasurer                     Title: __Managing Director_______

LIST OF FUNDS
AMENDED SCHEDULE TO THE CUSTODIAN AGREEMENT
BETWEEN CERTAIN OPEN-END MANAGEMENT INVESTMENT COMPANIES ("FUNDS") and BROWN BROTHERS HARRIMAN & CO.

The following is a list of Funds and their Series for which the Custodian serves under an Amended Custodian Agreement dated as of June 25, 2001 (the "Agreement"):

The following series of Vanguard Explorer Fund:
Vanguard Explorer Fund

The following series of Vanguard Fenway Funds:
Vanguard Equity Income Fund

The following series of Vanguard Horizon Funds:
Vanguard Global Equity Fund

The following series of Vanguard Index Funds:
Vanguard 500 Index Fund
Vanguard Extended Market Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Value Index Fund

The following series of Vanguard Institutional Index Funds:
Vanguard Institutional Total Stock Market Index Fund
The following series of Vanguard International Equity Index Funds:
Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard FTSE All-World ex-US Index Fund
Vanguard FTSE All-World ex-US Small-Cap Index Fund
Vanguard Global ex-U.S. Real Estate Index Fund
Vanguard Pacific Stock Index Fund
Vanguard Total World Stock Index Fund

The following series of Vanguard Malvern Funds:
Vanguard Asset Allocation Fund
Vanguard Capital Value Fund
Vanguard U.S. Value Fund

The following series of Vanguard Montgomery Funds:
Vanguard Market Neutral Fund

The following series of Vanguard Morgan Growth Fund:
Vanguard Morgan Growth Fund


The following series of Vanguard STAR Funds:
Vanguard Developed Markets Index Fund

The following series of Vanguard Specialized Funds:
Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard REIT Index Fund

The following series of Vanguard Tax-Managed Funds:
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Growth and Income Fund
Vanguard Tax-Managed International Fund
Vanguard Tax-Managed Small-Cap Fund

The following series of Vanguard Trustees' Equity Fund:
Vanguard Diversified Equity Fund
Vanguard International Value Fund

The following series of Vanguard Valley Forge Funds:
Vanguard Managed Payout Growth Focus Fund
Vanguard Managed Payout Growth and Distribution Fund
Vanguard Managed Payout Distribution Focus Fund

The following series of Vanguard Variable Insurance Funds:
Equity Income Portfolio
International Portfolio
Total Stock Market Index Portfolio

The following series of Vanguard Whitehall Funds:
Vanguard Mid-Cap Growth Fund

The following series of Vanguard Windsor Funds:
Vanguard Windsor Fund
Vanguard Windsor II Fund

The following series of Vanguard World Fund:
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund
Vanguard Telecommunication Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

IN WITNESS WHEREOF, each of the parties hereto has caused this Schedule to be executed in its name and on behalf of such Funds on _____________________, 2010.

FUNDS 					BROWN BROTHERS HARRIMAN & CO.
By: _____________________________  By: _____________________________
Name: Jean E. Drabick              Name: ___________________________
Title: Asst. Treasurer             Title: ____________________________